UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Rydex Series Funds
Rydex Dynamic Funds
Rydex Variable Trust

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RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
Dear Shareholder:

I am writing to you on an important matter relating to each series (each, a “Fund” and collectively, the “Funds”) of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust (each, a “Trust” and collectively, the “Trusts”), each of which is listed on the attachment to the accompanying Notice of Special Joint Meeting of Shareholders. At a meeting held on August 19, 2019, the Board of Trustees of each Trust (collectively, the “Rydex Board”) voted to approve a proposal affecting the Funds and their shareholders. The proposal is explained in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”) and is subject to shareholder approval. Accordingly, the Trusts and each of their respective Funds will hold a special joint meeting of shareholders on October 24, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606 (together with any postponements or adjournments, the “Meeting”).

At the Meeting, shareholders will be asked to consider and act upon the proposed election of ten nominees to the Rydex Board (the “Proposal”).

Three of the nominees currently serve as members of the Rydex Board. Seven of the nominees currently serve as members of the boards of trustees of certain other funds advised by the investment adviser to the Funds and its affiliates. The Funds and the other funds advised by the investment adviser to the Funds and its affiliates are collectively referred to as the “Guggenheim Family of Funds.”

Election of all of the nominees will align and consolidate the membership of each of the boards of trustees of the Guggenheim Family of Funds such that all of the funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would address immediate trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight, and result in other potential benefits, including the potential for economies of scale for Fund shareholders as certain costs are spread over a larger asset base, as described in the accompanying Joint Proxy Statement.

After careful consideration, the Rydex Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee).

Shareholders also will be asked to consider and act upon the transaction of any such other business as may properly come before the Meeting.

If you were a shareholder of record of any of the Funds as of the close of business on August 26, 2019, the record date fixed by the Rydex Board, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.

Accordingly, we are requesting that you carefully review the Joint Proxy Statement and vote using one of the methods described below.

Your vote is extremely important, and voting is quick and easy. Everything you need is enclosed. You can access the proxy materials at http://www.proxyonline.com/docs/Rydex.pdf, and you can vote in one of four ways:

•	By mail with the enclosed proxy card—be sure to sign, date and return it in the enclosed postage-paid envelope;

•	Through the web site listed in the proxy voting instructions included on your proxy card;

•	By telephone using the toll-free number listed in the proxy voting instructions included on your proxy card; or

•	In person at the Meeting.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card.

Shareholder meetings of the Funds do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important proposal. Please read the enclosed information carefully before voting. If you have questions regarding the Meeting or the Proposal please call 1-800-783-5609. Financial advisors should call 1-800-345-7999.

You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice of its revocation to the Trust(s); (b) the subsequent execution of another proxy; (c) attending the Meeting and voting in person; or (d) written notice of the death or incapacity of the maker of the proxy received by the Trust(s) before the vote pursuant to that proxy is counted.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Amy J. Lee
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

QUESTIONS AND ANSWERS

For your convenience, the following “Questions and Answers” are a summary of, and are not intended to be as detailed as, the discussion found in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”). The information in this “Questions and Answers” section is qualified in its entirety by reference to the Joint Proxy Statement. We encourage you to carefully review the information contained in the Joint Proxy Statement.

General

Q.    Why am I receiving these proxy materials?

A.
You are receiving these proxy materials—a booklet that includes the Notice of Special Joint Meeting of Shareholders (the “Notice”), the Joint Proxy Statement and your proxy card—because you have the right to notice of, and to vote on, an important matter concerning the governance of one or more series (each, a “Fund” and collectively, the “Funds”) of Rydex Series Funds, Rydex Dynamic Funds, and Rydex Variable Trust (each, a “Trust” and collectively, the “Trusts”). In particular, you are being asked to consider and act upon the Proposal (defined below), which requires shareholder approval.

The Funds and the other funds advised by the investment advisers to the Funds and their affiliates (collectively, the “Guggenheim Family of Funds”) are currently overseen by two separate groups of trustees. One of these groups consists of the current Trustees of the Trusts (referred to hereafter collectively as the “Rydex Trustees” or individually, a “Rydex Trustee”). The other group consists of members of the boards of trustees of certain other open-end registered management investment companies, like the Funds, in the Guggenheim Family of Funds (collectively, the “Guggenheim Funds”) managed by Security Investors, LLC, the Funds’ investment adviser, or its affiliate, Guggenheim Partners Investment Management LLC.

The Board of Trustees of each Trust (collectively, the “Rydex Board”) and the boards of trustees of other funds in the Guggenheim Family of Funds, including the Guggenheim Funds (collectively, the “Guggenheim Board”), separately determined that it is in the best interests of the funds in the Guggenheim Family of Funds overseen by such boards to align and consolidate the membership of the boards so that all of the funds in the Guggenheim Family of Funds are overseen by the same trustees. Accordingly, the Rydex Board has proposed the election of ten nominees to the Rydex Board (the “Proposal”). Three of the nominees currently serve as Rydex Trustees. Seven of the nominees currently serve as members of the Guggenheim Board (referred to hereafter collectively as the “Guggenheim Trustees” or individually, a “Guggenheim Trustee”).

The Rydex Board believes that this alignment and consolidation of the boards through the election of all of the nominees would be beneficial to the Funds and their shareholders.

Q.	Why am I being asked to vote?

A.
As of August 26, 2019 (the “Record Date”), the record date fixed by the Rydex Board, you were a shareholder of record of one or more of the Funds listed on the attachment to the accompanying Notice. The Proposal requires the approval of shareholders of each applicable Trust.

After careful consideration, the Rydex Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee).

Q.	Why am I being asked to elect each of the nominees as Trustees?

A.
Each of the nominees either currently serves as a Guggenheim Trustee or a Rydex Trustee. The election of the nominees is part of the intended alignment and consolidation of the membership of the Guggenheim Board with the membership of the Rydex Board. If shareholders approve the election of all of the nominees, the Rydex Board’s membership will be expanded to include the seven nominees who do not currently serve as Rydex Trustees. Each nominee (other than Ms. Amy J. Lee) would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940, of the Trusts. Ms. Lee would be considered an “interested person” of each Trust by virtue of her role with the Funds’ investment adviser and its affiliates (collectively referred to as “Guggenheim Investments”).

Election of all of the nominees will align the membership of the boards of trustees of the Guggenheim Family of Funds. This alignment and consolidation would address immediate trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight and result in other potential benefits, including the potential for economies of scale for Fund shareholders as certain costs are spread over a larger asset base, as described in the accompanying Joint Proxy Statement.

Please note that separate proxy statements are being sent to shareholders of other funds in the Guggenheim Family of Funds, including the Guggenheim Funds, who are also being asked to vote on the election of the same slate of nominees to the boards of their respective funds. If you owned shares of other funds in the Guggenheim Family of Funds as of the applicable record date, you will receive separate proxy materials with respect to this proposal as it relates to such funds. Please review these materials and separately vote on the proposal for the other funds in the Guggenheim Family of Funds.

Q.	Why has the Rydex Board approved the Proposal (the election of each nominee)?

A.
Guggenheim Investments recommended that the Rydex Board approve the proposal (the election of each nominee) after considering the potential benefits of aligning and consolidating the membership of the boards of trustees of the Guggenheim Family of Funds, the immediate governance succession needs of the Rydex Board and the longer-term governance succession needs of the Guggenheim Board.

The proposed consolidated board consists of the Guggenheim Board and certain current Rydex Trustees and is part of a broader effort to enhance the effectiveness of board oversight of the Guggenheim Family of Funds.

The Rydex Board believes that the addition of well-qualified individuals to the Rydex Board who bring experience with other funds within the Guggenheim Family of Funds would enhance board oversight, while addressing immediate trustee governance succession needs. The Rydex Board also believes that the board combination offers other potential benefits to Fund shareholders from efficiencies and economies of scale as certain fixed costs are spread over a larger asset base.

The Rydex Board took into account Guggenheim Investments’ recommendation and the foregoing considerations, as well as the broader initiative to enhance the effectiveness of board oversight of the Guggenheim Family of Funds, in determining to approve the Proposal and present the Proposal to shareholders for a vote. (The factors considered by the Rydex Board in approving the Proposal are described further in the section entitled “Summary of the Reasons for the Board Alignment and Consolidation”).

Voting

Q.	Who is asking for my vote?

A.
Your vote is being solicited by and on behalf of the Rydex Board for use at the special joint meeting of shareholders of each Trust and each of its respective Funds to be held on October 24, 2019 (together with any postponements or adjournments, the “Meeting”). As a shareholder of record of one or more of the Funds as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares. Accordingly, the other shareholders of record of the Funds as of the close of business on the Record Date are being sent these proxy materials.

Q.	How does the Rydex Board recommend that I vote?

A.
After careful consideration, the Rydex Board unanimously recommends that shareholders vote “FOR” the Proposal (the election of each nominee). Please see the section entitled “Summary of the Reasons for the Board Alignment and Consolidation” with respect to the Proposal for a discussion of the Rydex Board’s considerations in making such recommendation.

Q.	Why am I receiving the information about the Funds I do not own?

A.
The Proposal is similar for each Trust and series thereof (each, a Fund), and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds and Trusts.

Q.	What vote is required to approve the Proposal?

A.	Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

For each Trust, 33 and 1/3% of the shares entitled to vote at the Meeting shall constitute a quorum at the Meeting.

When a quorum is present, a plurality of the shares voted shall elect a nominee as Trustee. A “plurality” means that nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Trustees.

The Proposal applies on a Trust-wide basis, and all series of each Trust (i.e., the respective Funds) and classes thereof will vote together on the Proposal. However, the vote on the Proposal (or any other proposal) or the election of a nominee by the shareholders of one Trust will not affect the Proposal (or any other proposal) or the election of a nominee with respect to the other Trusts.

Q.    Will my vote make a difference?

A.
Yes! Your vote is needed to ensure that the Proposal can be acted upon, and your vote can make a difference in the governance of the Fund(s) that you own. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.
You should vote because every vote is important. If numerous shareholders just like you do not vote, the Trusts may not receive enough votes to go forward with the Meeting. If this happens, the Trusts will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs.

Q.	How do I place my vote?

A.
Voting is quick and easy. Everything you need is enclosed. You may provide a Trust with your vote: (i) by mail with the enclosed proxy card; (ii) by Internet by following the instructions in the proxy voting instructions included on your proxy card; (iii) by telephone using the toll-free number listed in the proxy voting instructions included on your proxy card; (iv) or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to vote using any of the enumerated methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds or AST Fund Solutions, LLC, the Funds’ proxy solicitor, reminding you to vote your shares.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions marked on the proxy card, if your proxy is received properly executed.

Q.	Whom do I call if I have questions?

A.
We will be happy to answer your questions about this proxy solicitation. If you have questions regarding the Meeting or the Proposal please call 1-800-783-5609. Financial advisors should call 1-800-345-7999.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST

702 King Farm Boulevard
Suite 200
Rockville, Maryland 20850
(301) 296-5100

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 24, 2019

NOTICE IS HEREBY GIVEN THAT A SPECIAL JOINT MEETING OF SHAREHOLDERS of each of Rydex Series Funds, Rydex Dynamic Funds, and Rydex Variable Trust (each, a “Trust” and, collectively, the “Trusts”), each a Delaware statutory trust, and each of their respective series on the attached list (each, a “Fund” and, collectively, the “Funds”) will be held on October 24, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606 (with any postponements or adjournments, the “Meeting”).

At the Meeting, and as specified in greater detail in the Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”) accompanying this Notice, shareholders of the Funds will be asked to consider and act upon the following proposals:

1.    To elect the following ten nominees to the Board of Trustees of each Trust:

•	Randall C. Barnes

•	Angela Brock-Kyle

•	Donald A. Chubb, Jr.

•	Jerry B. Farley

•	Roman Friedrich III

•	Thomas F. Lydon, Jr.

•	Ronald A. Nyberg

•	Sandra G. Sponem

•	Ronald E. Toupin, Jr.

•	Amy J. Lee

2.    To transact such other business as may properly come before the Meeting.

After careful consideration, the Board of Trustees of each Trust unanimously recommends that shareholders vote “FOR” Proposal 1 (the election of each nominee).

If you were a shareholder of record of one or more of the Funds at the close of business on August 26, 2019, the record date fixed by the Board of Trustees of each Trust, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.

We call your attention to the accompanying Joint Proxy Statement. You are requested to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice of its revocation to the Trust(s); (b) the subsequent execution of another proxy; (c) attending the Meeting and voting in person; or (d) written notice of the death or incapacity of the maker of the proxy received by the Trust(s) before the vote pursuant to that proxy is counted.
By Order of the Board of Trustees of each Trust,

Sandra G. Sponem
Chairperson of the Boards of Trustees of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

FUNDS PARTICIPATING IN THE MEETING
TO BE HELD ON OCTOBER 24, 2019
Rydex Series Funds

Rydex Domestic Equity – Broad Market Funds	Sector Funds (continued)
Inverse Mid-Cap Strategy Fund	Leisure Fund
Inverse NASDAQ-100® Strategy Fund	Precious Metals Fund
Inverse Russell 2000® Strategy Fund	Retailing Fund
Inverse S&P 500® Strategy Fund	Technology Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Telecommunications Fund
Mid-Cap 1.5x Strategy Fund	Transportation Fund
Nova Fund	Utilities Fund
NASDAQ-100® Fund	Rydex International Equity Funds
Russell 2000® Fund	Europe 1.25x Strategy Fund
Russell 2000® 1.5x Strategy Fund	Japan 2x Strategy Fund
S&P 500® Fund	Emerging Markets 2x Strategy Fund
Dow Jones Industrial Average® Fund	Inverse Emerging Markets 2x Strategy Fund
Rydex Domestic Equity – Pure Style Funds	Rydex Specialty Funds
S&P 500® Pure Growth Fund	Commodities Strategy Fund
S&P 500® Pure Value Fund	Strengthening Dollar 2x Strategy Fund
S&P MidCap 400® Pure Growth Fund	Weakening Dollar 2x Strategy Fund
S&P MidCap 400® Pure Value Fund	Real Estate Fund
S&P SmallCap 600® Pure Growth Fund	Rydex Fixed Income Funds
S&P SmallCap 600® Pure Value Fund	Government Long Bond 1.2x Strategy Fund
Rydex Sector Funds	Inverse Government Long Bond Strategy Fund
Banking Fund	High Yield Strategy Fund
Basic Materials Fund	Inverse High Yield Strategy Fund
Biotechnology Fund	Emerging Markets Bond Strategy Fund
Consumer Products Fund	Guggenheim Alternative Funds
Electronics Fund	Long Short Equity Fund
Energy Fund	Multi-Hedge Strategies Fund
Energy Services Fund	Managed Futures Strategy Fund
Financial Services Fund	Rydex Money Market Fund
Health Care Fund	U.S. Government Money Market Fund
Internet Fund

Rydex Dynamic Funds

S&P 500® 2x Strategy Fund	Dow 2x Strategy Fund
Inverse S&P 500® 2x Strategy Fund	Inverse Dow 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund	Russell 2000® 2x Strategy Fund
Inverse NASDAQ-100® 2x Strategy Fund	Inverse Russell 2000® 2x Strategy Fund

Rydex Variable Trust

Rydex Domestic Equity – Broad Market Funds	Rydex Sector Funds (continued)
Dow 2x Strategy Fund	Health Care Fund
NASDAQ-100® 2x Strategy Fund	Internet Fund
Russell 2000® 2x Strategy Fund	Leisure Fund
S&P 500® 2x Strategy Fund	Precious Metals Fund
Inverse Dow 2x Strategy Fund	Retailing Fund
Inverse Mid-Cap Strategy Fund	Technology Fund
Inverse NASDAQ-100® Strategy Fund	Telecommunications Fund
Inverse Russell 2000® Strategy Fund	Transportation Fund
Inverse S&P 500® Strategy Fund	Utilities Fund
Mid-Cap 1.5x Strategy Fund	Rydex International Equity Funds
Nova Fund	Europe 1.25x Strategy Fund
NASDAQ-100® Fund	Japan 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund	Rydex Specialty Funds
S&P 500® Pure Growth Fund	Commodities Strategy Fund
S&P 500® Pure Value Fund	Strengthening Dollar 2x Strategy Fund
S&P MidCap 400® Pure Growth Fund	Weakening Dollar 2x Strategy Fund
S&P MidCap 400® Pure Value Fund	Real Estate Fund
S&P SmallCap 600® Pure Growth Fund	Rydex Fixed Income Funds
S&P SmallCap 600® Pure Value Fund	Government Long Bond 1.2x Strategy Fund
Rydex Sector Funds	Inverse Government Long Bond Strategy Fund
Banking Fund	High Yield Strategy Fund
Basic Materials Fund	Guggenheim Alternative Funds
Biotechnology Fund	Long Short Equity Fund
Consumer Products Fund	Global Managed Futures Strategy Fund
Electronics Fund	Multi-Hedge Strategies Fund
Energy Fund	Rydex Money Market Fund
Energy Services Fund	U.S. Government Money Market Fund
Financial Services Fund

TABLE OF CONTENTS

JOINT PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS	1
PROPOSAL ONE – ELECTION OF TEN NOMINEES TO THE RYDEX BOARD	2
Explanation of the Board Alignment and Consolidation	3
Summary of the Reasons for the Board Alignment and Consolidation	3
Information Regarding the Nominees and Current Trustees	5
Additional Information About the Rydex Board and the Nominees	10
Board Meetings	10
Board Leadership Structure	10
Board Committees	10
Board Consideration of Each Nominee's Qualifications, Experience, Attributes and Skills	11
Ownership of Securities	14
Compensation	15
Additional Information About the Officers of the Trusts	16
Board's Role in Risk Oversight	16
Role of Diversity in Considering Board Candidates	17
Information About the Trusts' Registered Public Accounting Firm	18
Required Vote	18
Rydex Board's Recommendation	18
OTHER BUSINESS	18
ADDITIONAL INFORMATION	18
Shareholder Communications	18
Investment Adviser	18
Administrator, Transfer Agent and Distributor	19
Voting Information	19
Shareholder Proposals	21
APPENDIX A - GOVERNANCE AND NOMINATING COMMITTEE CHARTER	A-1
APPENDIX B - NOMINEES, TRUSTEES AND MANAGEMENT OWNERSHIP	B-1
APPENDIX C - OFFICERS OF THE TRUSTS	C-1
APPENDIX D - INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RELATED FEES	D-1
APPENDIX E - OUTSTANDING SHARES	E-1
APPENDIX F - BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND	F-1

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST

702 King Farm Boulevard
Suite 200
Rockville, Maryland 20850
(301) 296-5100

JOINT PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 24, 2019

This Joint Proxy Statement and enclosed Notice of Special Joint Meeting of Shareholders (the “Notice”) and proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees (collectively, the “Rydex Board” or their members, the “Rydex Trustees”) of Rydex Series Funds, Rydex Dynamic Funds, and Rydex Variable Trust (each, a “Trust” and, collectively, the “Trusts”), each a Delaware statutory trust. The proxies are being solicited for use at a special joint meeting of shareholders of each Trust and each of its respective series on the list attached to the Notice (each, a “Fund” and, collectively, the “Funds”) to be held on October 24, 2019, at 10:00 a.m. Central Time, at the offices of Guggenheim Partners, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606 (with any postponements or adjournments, the “Meeting”).

At the Meeting, and as described in this Joint Proxy Statement, shareholders of the Funds will be asked to consider and act upon the following proposals:
1.    To elect the following ten nominees to the Rydex Board:

•	Randall C. Barnes

•	Angela Brock-Kyle

•	Donald A. Chubb, Jr.

•	Jerry B. Farley

•	Roman Friedrich III

•	Thomas F. Lydon, Jr.

•	Ronald A. Nyberg

•	Sandra G. Sponem

•	Ronald E. Toupin, Jr.

•	Amy J. Lee

2.    To transact such other business as may properly come before the Meeting.

After careful consideration, the Rydex Board unanimously recommends that shareholders vote “FOR” Proposal 1 (the election of each nominee). Proposal 1 will be voted upon separately by each Trust. However, Proposal 1 applies on a Trust-wide basis, and all series of each Trust (i.e., the respective Funds) and classes thereof will vote together on Proposal 1.

As further explained below, election of all of the nominees will align and consolidate the membership of the boards of trustees of the Guggenheim Family of Funds (as defined below) such that all of the funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would address immediate trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight and result in other potential benefits, as described below, including the potential for economies of scale for Fund shareholders as certain costs are spread over a larger asset base. The Funds and the other funds advised by the advisers to the Funds and their affiliates are collectively referred to as the “Guggenheim Family of Funds.”

This Joint Proxy Statement and the accompanying Notice and proxy card are anticipated to be first mailed to shareholders on or about September 13, 2019.

The Rydex Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Trust (and its corresponding Funds) and its shareholders because the same matter is being considered and voted on by the shareholders of the other Trusts (and their corresponding Funds).

If you were a shareholder of record of one or more of the Funds at the close of business on August 26, 2019 (the “Record Date”), the record date fixed by the Rydex Board, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.

If you have any questions about Proposal 1 please call 1-800-783-5609. Financial advisors should call 1-800-345-7999.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 24, 2019.

These proxy materials are available on the Internet at http://www.proxyonline.com/docs/Rydex.pdf.

Shareholders can find additional information about each Fund in the corresponding Trust’s most recent annual and semi-annual reports to shareholders, which include financial statements for the fiscal year ended December 31, 2018 (audited) and the six-months ended June 30, 2018 (unaudited), with respect to Rydex Variable Trust and the Multi-Hedge Strategies Fund, Managed Futures Strategy Fund, and Commodities Strategy Fund series of Rydex Series Funds, and financial statements for the fiscal year ended March 31, 2019 (audited) and the six-months ended September 30, 2018 (unaudited), with respect to Rydex Series Funds (excluding the Trust’s Multi-Hedge Strategies Fund, Managed Futures Strategy Fund, and Commodities Strategy Fund) and the Rydex Dynamic Funds. You may obtain copies of these reports without charge by writing the applicable Trust, by calling the telephone number shown on the front page of this Joint Proxy Statement or at www.guggenheiminvestments.com.

PROPOSAL ONE

ELECTION OF TEN NOMINEES TO THE RYDEX BOARD

Proposal 1 relates to the election of the following individuals to the Rydex Board (each, a “Nominee” and, collectively, the “Nominees”):

Nominees – Current Trustees of the Trusts
• Angela Brock-Kyle
• Thomas F. Lydon, Jr.
• Sandra G. Sponem
Nominees – Not Current Trustees of the Trusts
• Randall C. Barnes
• Donald A. Chubb, Jr.
• Jerry B. Farley
• Roman Friedrich III
• Ronald A. Nyberg
• Ronald E. Toupin, Jr.
• Amy J. Lee

The Rydex Board is currently composed of five Trustees (collectively, the “Rydex Trustees” or each, a “Rydex Trustee”): Angela Brock-Kyle, Corey A. Colehour, J. Kenneth Dalton, Thomas F. Lydon, Jr., and Sandra G. Sponem. Three of the Nominees are Rydex Trustees: Angela Brock-Kyle, Thomas F. Lydon, Jr. and Sandra G. Sponem (collectively, the “Rydex Nominees”). Seven of the Nominees are not Rydex Trustees (referred to herein as the “Guggenheim Nominees”)—Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Ronald A. Nyberg, Ronald E. Toupin, Jr., and Amy J. Lee—but currently serve as members of the boards of trustees of certain other funds (collectively, the “Guggenheim Funds”) in the Guggenheim Family of Funds (collectively, the Guggenheim Board,” with the members of the Guggenheim Board referred to individually as a “Guggenheim Trustee” and collectively, the “Guggenheim Trustees"), as explained below.

Each Nominee, other than Ms. Lee, would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”), of the Trusts (an “Independent Trustee”). Ms. Lee would be considered an “interested person” of each Trust by virtue of her role with the Funds’ investment adviser and its affiliates (collectively referred to as “Guggenheim Investments”). Of the Rydex Nominees, only Mr. Lydon has previously been elected by shareholders. If elected, the Guggenheim Nominees are expected to assume office immediately following the meeting of the Rydex Board currently scheduled to be held in November 2019, or at such later date following election by shareholders, and would serve during the lifetime of the Trusts or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed, or until his or her successors are duly elected and qualified.

Following discussions with Guggenheim Investments over the past several months and meetings of the Governance and Nominating Committees of the Rydex Board (collectively, the “Governance and Nominating Committee”) with each of the Guggenheim Nominees, the Governance and Nominating Committee selected and recommended, and the Rydex Board unanimously nominated, the Nominees for election as Rydex Trustees at a meeting of the Rydex Board held on August 19, 2019. The Rydex Board also determined to increase the size of the Rydex Board to accommodate each Nominee.

Explanation of the Board Alignment and Consolidation

The funds that are part of the Guggenheim Family of Funds currently are overseen by separate groups of trustees. One of these groups consists of the Rydex Trustees. The other group consists of the Guggenheim Trustees. The Guggenheim Family of Funds consists of U.S. registered investment companies advised by the Funds’ investment adviser or its affiliates and is comprised of 6 closed-end funds and 151 open-end funds.

As further explained below, the election of all of the Nominees will align and consolidate the membership of the boards of trustees of the Guggenheim Family of Funds such that all of the funds in the Guggenheim Family of Funds are overseen by the same group of trustees. This alignment and consolidation would address immediate trustee succession needs, provide the opportunity to further streamline and enhance the effectiveness of board oversight and result in other potential benefits, including the potential for economies of scale for Fund shareholders as certain costs are spread over a larger asset base.

The Rydex Board and the Guggenheim Board separately determined that it is in the best interests of the funds in the Guggenheim Family of Funds overseen by such boards to align and consolidate the membership of the boards so that all of the funds in the Guggenheim Family of Funds are overseen by the same trustees. Separate proxy statements are being sent to shareholders of the other funds in the Guggenheim Family of Funds who are also being asked to vote on the election of the same slate of nominees to the boards of the respective funds.

Summary of the Reasons for the Board Alignment and Consolidation

Many of the funds in the Guggenheim Family of Funds were organized at different times by different sponsors, and, as a result, their governance and board reporting processes do not yet fully reflect a common overall design. Proposal 1 is the result of an effort on the part of the Guggenheim Board, the Rydex Board and Guggenheim Investments to align and consolidate the membership of the boards so that the same trustees serve on each board for the Guggenheim Family of Funds, in connection with Guggenheim Investments’ broader initiative to enhance the effectiveness of board oversight. Over the past several months, representatives of the Rydex Board met with representatives of the Guggenheim Board and with Guggenheim Investments to consider and develop the proposal to align and consolidate the membership of the boards. The Independent Trustees also met with their independent legal counsel to consider and discuss matters relating to the alignment and consolidation of the boards.

The Rydex Board believes that it is in the best interests of the Funds to elect each of the Nominees, thereby creating an aligned, consolidated board that the Rydex Trustees believe would benefit the Funds because, among other reasons, the increased size, diversity, skill sets, backgrounds and depth of experience of the aligned and consolidated board would allow the proposed consolidated board to better respond to the increasing complexities of the registered fund business. It also provides the opportunity to address succession issues associated with Trustee retirements, both in the near term and thereafter. The Rydex Board further believes that it is in Fund shareholders’ best interests to have a board that is, to the extent possible, composed of elected Trustees.

The Rydex Board also considered that the board alignment and consolidation proposal is part of a broader effort to align and enhance the efficiency of the governance of the Funds and the other funds in the Guggenheim Family of Funds. In reaching the conclusion that the board alignment and consolidation is in the best interests of the Funds and their shareholders, the Board of each Trust considered a number of factors, including the following:

•	the potential for greater Board oversight efficiencies, including consistent and uniform oversight of common matters and processes across the Guggenheim Family of Funds;

•
the likely benefits of holding joint board and committee meetings and creating a uniform committee structure, as well as a single set of committee charters and board and committee policies and processes;

•	certain governance and other costs would be spread over a larger asset base, which could lead to reduced costs experienced by individual funds in the Guggenheim Family of Funds over time;

•
Guggenheim Investments and officers of the funds in the Guggenheim Family of Funds could focus greater resources and time on matters that more directly benefit shareholders, such as new product initiatives, distribution opportunities, fund services and other matters;

•	greater uniformity of shareholder experiences throughout the Guggenheim Family of Funds; and

•	a consolidated board is consistent with common industry practices.

Members of the Governance and Nominating Committee (which is comprised solely of Independent Trustees) met with each of Randall C. Barnes, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Ronald A. Nyberg, Ronald E. Toupin, Jr., and Amy J. Lee prior to his or her nomination to the Rydex Board, and the Committee considered each Nominee, including his or her qualifications and experience, and recommended each Nominee’s nomination to the Rydex Board. Based on this recommendation, the Rydex Board has recommended for election by shareholders each of the Nominees to the Rydex Board.

Likewise, the Guggenheim Board also has recommended for election by shareholders each of Angela Brock-Kyle, Thomas F. Lydon, Jr., and Sandra G. Sponem (in addition to Ms. Lee and Messrs. Barnes, Chubb, Farley, Friedrich, Nyberg, and Toupin) to serve on the Guggenheim Board, subject to approval by shareholders of the applicable Guggenheim Funds trust. In addition to the Funds and the Guggenheim Funds, other open-

end and closed-end funds comprising the Guggenheim Family of Funds have also recommended the trustee nominees for election to further effect the board consolidation.

Each Nominee has consented to serve as a Rydex Trustee, if elected, and to be named in this Joint Proxy Statement. There is no reason to believe that the Nominees will become unavailable for election as a Rydex Trustee, but if that should occur before the Meeting, votes will be cast for the persons the Governance and Nominating Committee and the Rydex Board recommend.

The term of office of each Rydex Trustee, if elected at this Meeting, terminates when he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed, or until his or her successors are duly elected and qualified.

Information Regarding the Nominees and Current Trustees

The following table lists the Nominees, their year of birth, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of funds currently overseen within the Guggenheim Family of Funds and other directorships held by the Nominees during the past five years. Each Nominee, other than Ms. Lee, would be an Independent Trustee. Ms. Lee would be an “interested person” of each Trust by virtue of her role with Guggenheim Investments. In the tables below, the term “Fund Complex” has the same meaning as Guggenheim Family of Funds, which for the purposes of this table includes an additional fund that has a servicing agent that is an affiliated person of the Funds' investment adviser.

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Independent Trustees
Randall C. Barnes (1951)	None (Nominee)	N/A	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since 2016 (Rydex Series Funds; Rydex Dynamic Funds; and Rydex Variable Trust)	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Donald A. Chubb, Jr. (1946)	None (Nominee)	N/A	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	None (Nominee)	N/A	Current: President, Washburn University (1997-present).	48	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	None (Nominee)	N/A	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	48	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee and Chairperson of the Governance and Nominating Committee	Since 2005 (Trustee, Rydex Series Funds; Rydex Dynamic Funds; and Rydex Variable Trust) Since 2017 (Chairperson of the Governance and Nominating Committee, Rydex Series Funds; Rydex Dynamic Funds; and Rydex Variable Trust)	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	Current: Board of Directors of US Global Investors (GROW) (1995-present) and Board of Trustees Harvest Volatility Edge Trust (3) (2017-present).

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Ronald A. Nyberg (1953)	None (Nominee)	N/A	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49
Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Income Fund (2003-present); and Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee and Chairperson of the Board	Since 2016 (Trustee, Rydex Series Funds; Rydex Dynamic Funds; and Rydex Variable Trust) Since 2019 (Chairperson of the Board, Rydex Series Funds; Rydex Dynamic Funds; and Rydex Variable Trust)	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate development company) (2007-2017).	109	Current: Boards of Trustees of SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Ronald E. Toupin, Jr. (1958)	None (Nominee)	N/A
Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).
Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).
48
Current: Western Asset Inflation-Linked Income Fund (2003-present); and Western Asset Inflation-Linked Opportunities & Income Fund (2004-present).
Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Name, Address[1] and Year of Birth of Nominees	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Family of Funds Overseen by Nominee	Other Directorships Held by Nominees During Past 5 Years[3]
Interested Trustee
Amy J. Lee (1961)	President	Since 2017 (Rydex Series Funds; Rydex Dynamic Funds; and Rydex Variable Trust)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	48	None.

1.	The business address of each Trustee (and Nominee) is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

2.
Each Trustee serves (and Nominee would serve) during the lifetime of the Trusts or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed, or until his or her successors are duly elected and qualified. Time served may include time served in the respective position for the predecessor entities.

3.
Messrs. Barnes, Chubb, Farley, Friedrich, Nyberg and Toupin and Ms. Lee also serve on the boards of trustees of Guggenheim Funds Trust, Transparent Value Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund and Guggenheim Credit Allocation Fund.

Additional Information About the Rydex Board and the Nominees

The following includes additional information about the current structure of the Rydex Board as well as its leadership, functioning and composition. The Guggenheim Board, members of which would be aligned and consolidated with the identified members of the Rydex Board, do not have identical practices. If the board alignment and consolidation is implemented, the Rydex Trustees will consider during an upcoming meeting whether any changes to current governance and oversight practices would be appropriate to further enhance existing practices and integrate the Nominees who are not currently Rydex Trustees, based on the skills of the Trustees and the interests of the Funds and their shareholders.

Board Meetings

The Rydex Board is responsible for overseeing the management and affairs of the Funds. The Rydex Board held four regular meetings and no special meetings during each Trust’s most recent fiscal year (which ended December 31, 2018, or March 31, 2019, as applicable). Each Rydex Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Rydex Board and the total number of meetings held by all committees of the Rydex Board on which the Rydex Trustee served. The Rydex Board has established the committees discussed below. If elected, the Nominees who are not currently Rydex Trustees would be expected to join the committees, and the Rydex Board would consider potential changes to its practices, committee structures and committee charters in light of the board alignment and consolidation.

Board Leadership Structure

The Rydex Board has appointed an Independent Chairperson, Ms. Sponem, who presides at board meetings and who is responsible for, among other things, participating in the planning of board meetings, setting the tone of board meetings and seeking to encourage open dialogue and independent inquiry among the Rydex Trustees and management. In addition, the Independent Chairperson acts as a liaison with officers, counsel and other Rydex Trustees between meetings of the Rydex Board. The Independent Chairperson also may perform such other functions as may be delegated by the Rydex Board from time to time. The Rydex Board established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Rydex Board and its committees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers, review the Funds’ financial statements, oversee compliance with regulatory requirements and review performance. The Rydex Board also may establish informal working groups from time to time to review and address the policies and practices of the Trusts or the Rydex Board with respect to certain specified matters. The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at board and committee meetings. The Rydex Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trusts.

Board Committees

Audit Committee—Mses. Brock-Kyle and Sponem, and Messrs. Colehour, Dalton, and Lydon, each an Independent Trustee, serve on the Audit Committee of the Rydex Board (the “Audit Committee”). The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Trusts’ systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Trusts’ financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Trusts’ independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Rydex Board the appointment, retention and termination of the Trusts’ independent registered public accounting firm and acting as a liaison between the Rydex Board and the corresponding Trust’s independent registered public accounting firm. The Audit Committee held four meetings during the Trusts’ most recently completed fiscal year.

Governance and Nominating Committee—Mses. Brock-Kyle and Sponem, and Messrs. Colehour, Dalton, and Lydon, each an Independent Trustee, serve on the Governance and Nominating Committee. The purpose of the Governance and Nominating Committee is to review matters and make recommendations to the Rydex Board pertaining to the composition, committees and operations of the Rydex Board, including Independent Trustee compensation and expense reimbursement. The Governance and Nominating Committee is responsible for recommending qualified candidates to the Rydex Board in the event that a position is vacated or created. The Governance and Nominating Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. Such recommendations should be submitted to the Secretary of the applicable Trust. The Trusts do not have a standing compensation committee. The Governance and Nominating Committee held three meetings during the Trusts’ most recently completed fiscal years ended December 31, 2018 and four meetings during the Trusts' most recently completed fiscal years ended March 31, 2019. Additional information regarding the Governance and Nominating Committee may be found in the charter of the Governance and Nominating Committee, which may be found in Appendix A.

Board Consideration of Each Nominee’s Qualifications, Experience, Attributes and Skills

As set forth in Appendix A, the charter of the Governance and Nominating Committee tasks the Committee with periodically reviewing the size and composition of the Rydex Board and making recommendations to the Rydex Board concerning the need to increase or decrease the size of the Rydex Board, or to add individuals with varying professional and social backgrounds or skill sets to provide a mix of knowledge, experience and cultural backgrounds as determined by the Rydex Board to be appropriate and desirable. The Committee has not set minimum qualifications for trustee candidates, and generally considers a variety of factors in considering trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on a Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (v) overall diversity of a Board’s composition.

The Governance and Nominating Committee does not currently have specific procedures in place to consider nominees recommended by Fund shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of Trustees. The Rydex Board believes that such specific procedures are unnecessary, as the Governance and Nominating Committee would consider and assess recommendations by shareholders, if a vacancy were to exist, in the same manner as it reviews its own candidates.

The following is a summary of each Nominee’s qualifications, experience, attributes and skills considered by the Governance and Nominating Committee and that, on an individual basis and in combination with those of the other Nominees, served as a basis for the Rydex Board’s conclusion that each Nominee is qualified to serve (or continue to serve, as applicable) as Trustee. The Governance and Nominating Committee considered the factors as its members deemed relevant to evaluating the Nominees and considering whether each Nominee possesses the requisite skills and attributes to carry out the applicable oversight responsibilities with respect to the Funds, including, as applicable, their positions as members of the Rydex Board or other trusts in the Guggenheim Family of Funds, their business and professional background and their knowledge of the Guggenheim Family of Funds and the various service providers to such funds. The Nominees have varied experiences, attributes and skills that may be utilized in overseeing the operations of the Funds, including the Funds’ performance and service providers. Generally, no one factor was decisive or controlling in the selection of an individual as a Nominee.

Randall C. Barnes—Mr. Barnes has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2004.

Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Angela Brock-Kyle—In addition to her service as trustee of the Trusts, Ms. Brock-Kyle has served as a member of the Audit Committee of the Trusts since August 2016, as a member of the Governance and Nominating Committee of the Trusts since November 2017, and as a member of the former Compliance and Risk Oversight Committee of the Trusts from November 2016 to December 31, 2018 and as Chairperson of the Committee from November 2017 to December 31, 2018. Prior to November 2017, when the Governance and Nominating Committees of the Trusts were consolidated into a single committee, Ms. Brock-Kyle served as a member of the stand-alone Governance Committee from November 2016 to November 2017. Through her prior positions, including with TIAA where she spent 25 years in leadership roles, Ms. Brock-Kyle has gained experience in multiple facets of the financial operations services industry, including institutional investment and portfolio management, enterprise-wide risk management, and liaising with various financial services regulators. Ms. Brock-Kyle also has extensive experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees. From 2014 to 2018, Ms. Brock-Kyle served as a director of Infinity Property & Casualty Inc., and since 2019 she has served as a director of Hunt Companies, Inc. Ms. Brock-Kyle’s extensive experience in the financial services industry, knowledge of the asset management industry, and experience serving on other boards qualifies her to serve as Trustee.

Donald A. Chubb, Jr.—Mr. Chubb has served as a Trustee of Guggenheim Funds Trust since 2013, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 1994. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, and his prior experience in the commercial brokerage and commercial real estate market and service as a director of Fidelity State Bank and Trust Company (Topeka, KS), Mr. Chubb is experienced in financial, regulatory and investment matters.

Dr. Jerry B. Farley—Dr. Farley has served as a Trustee of Guggenheim Funds Trust since 2013, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2005. Dr. Farley currently serves as President of Washburn University and previously served in various executive positions for the University of Oklahoma and Oklahoma State University. He has also been a Certified Public Accountant since 1972 and, although he has not practiced public accounting, his business responsibilities at educational institutions have included all aspects of financial management and reporting. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Audit Committee of the Guggenheim Board and his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and service on other boards, Dr. Farley is experienced in accounting, financial, regulatory and investment matters. The Guggenheim Board has determined that Dr. Farley is an “audit committee financial expert” as defined by the U.S. Securities and Exchange Commission (“SEC”).

Roman Friedrich III—Mr. Friedrich has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Contracts Review Committee of the Guggenheim Board, his prior service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Thomas F. Lydon, Jr.—In addition to his service as trustee of the Trusts, Mr. Lydon has served as a member of the Audit Committee of the Trusts since 2005, as Chairperson and member of the Governance and Nominating Committee of the Trusts since November 2017, and as a member of the former Investment and Performance Committee of the Trusts from January 2018 to December 31, 2018. Prior to November 2017,

when the Governance and Nominating Committees of the Trusts were consolidated into a single committee, Mr. Lydon served as a member of the stand-alone Nominating Committee from 2005 to November 2017 and as Chairperson of the Committee from November 2016 to November 2017, and as a member of the stand-alone Governance Committee from 2007 to November 2017. In addition to his experience as a Trustee of the Trusts, Mr. Lydon is currently President of Global Trends Investments, a registered investment adviser, where he has served since 1996. Mr. Lydon also has served on the board of U.S. Global Investors, Inc. (GROW), the investment adviser and transfer agent to thirteen open-end investment companies, since April 1995 and the Board of Trustees of Harvest Volatility Edge Trust since December 2017, and is the editor of ETF Trends, a website specializing in daily news and commentary about the ETF industry. He has also authored two books about ETFs. Based on his experience as a Trustee of the Trusts, his experience serving on another board, and his related work experience, Mr. Lydon has extensive knowledge of the mutual fund business and the financial services industry.

Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as Chairman of the Nominating and Governance Committee of the Guggenheim Board, his service on other registered investment company boards, his professional training and experience as an attorney and partner of a law firm, Momkus LLC, and his prior employment experience, including as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Sandra G. Sponem—In addition to her service as a Trustee and as Chairperson of the Board of the Trusts, Ms. Sponem has served as a member of the Audit Committee of the Trusts since 2016, as a member of the Governance and Nominating Committee of the Trusts since November 2017, and as a member of the former Investment and Performance Committee of the Trusts from August 2016 to December 31, 2018. Prior to November 2017, when the Governance and Nominating Committees of the Trusts were consolidated into a single committee, Ms. Sponem served as a member of the stand-alone Nominating Committee from November 2016 to November 2017. Ms. Sponem gained significant knowledge of the institutional and retail brokerage, securities trading, investment research, investment banking and asset management industries during her tenure as the Chief Financial Officer of Piper Jaffray Companies, Inc. Ms. Sponem also previously held several securities licenses and is a certified public accountant. Ms. Sponem’s extensive knowledge of accounting and finance and the financial services industry, and the experience she has gained working in various leadership positions in the accounting and finance profession for over 36 years and the financial services industry for over 16 years qualifies her to serve as Trustee. The Rydex Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.

Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of Guggenheim Funds Trust since 2014, of Transparent Value Trust since 2015, and as a trustee of other funds in the Guggenheim Family of Funds since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Guggenheim Trustee and a trustee of other funds in the Guggenheim Family of Funds, as well as the Independent Chairman of the Guggenheim Board, his service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Amy J. Lee—Ms. Lee has served as a Guggenheim Trustee and as a trustee of other funds in the Guggenheim Family of Funds since 2018. Through her service as Chief Legal Officer of the Guggenheim Funds and certain other funds in the Guggenheim Family of Funds, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.

Each Nominee also has familiarity with the Funds’ investment adviser (or its affiliates) and other service providers, and their operations, as well as the regulatory requirements governing regulated investment companies and the responsibilities of investment company boards as a result of their experience overseeing the Funds and/or other funds in the Guggenheim Family of Funds.

References to the experience, qualifications, attributes and skills of the Nominees are pursuant to requirements of the SEC, do not constitute holding out of any Nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Nominee by reason thereof.

Ownership of Securities

As of June 30, 2019, the Nominees and current Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Guggenheim Family of Funds in the dollar ranges set forth below. If a Fund is not shown for a Nominee or current Trustee, the Nominee or current Trustee did not beneficially own shares of the Fund as of such date.

None of the Nominees or their immediate family members had any interest in the Funds’ investment adviser or distributor, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Nominee’s spouse, children residing in the Nominee’s household and dependents of the Nominee. As of June 30, 2019, the Nominees, Trustees and officers (as a group) owned less than 1% of the outstanding shares of any share class of each Fund, except as listed in Appendix B.

Name	Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee in the Guggenheim Family of Funds
Randall C. Barnes	None	None	Over $100,000
Angela Brock-Kyle	None	None	None
Donald A. Chubb, Jr.	U.S. Government Money Market Fund (a series of Rydex Series Funds)	$1-$10,000	Over $100,000
Jerry B. Farley	Biotechnology Fund (a series of Rydex Series Funds)	Over $100,000	Over $100,000
	Consumer Products Fund (a series of Rydex Series Funds)	$10,001 - $50,000
	Energy Fund (a series of Rydex Series Funds)	$10,001 - $50,000
	NASDAQ-100® Fund (a series of Rydex Series Funds)	$50,001 - $100,000
	NASDAQ-100® 2x Strategy Fund (a series of Rydex Dynamic Funds)	$10,001 - $50,000
Roman Friedrich III	None	None	Over $100,000
Thomas F. Lydon, Jr.	None	None	None
Ronald A. Nyberg	None	None	Over $100,000
Sandra G. Sponem	None	None	None
Ronald E. Toupin, Jr.	None	None	Over $100,000
Amy J. Lee	S&P 500® Fund (a series of Rydex Series Funds)	Over $100,000	Over $100,000

Compensation

The Independent Trustees receive from the Guggenheim Family of Funds a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board of each Trust, and the Chair of each of the Audit Committee and the Governance and Nominating Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. The Trusts also reimburse each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based on relative net assets.

The aggregate compensation paid by each Trust and the broader Guggenheim Family of Funds to each of the Independent Trustees during the Trust’s most recently completed fiscal year(s) is set forth below. The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trusts.

Name of Independent Trustee	Aggregate Compen-sation from Rydex Series Funds for the Fiscal Year Ended March 31, 2019	Aggregate Compen-sation from Rydex Series Funds for the Fiscal Year Ended December 31, 2018	Aggregate Compen-sation from Rydex Dynamic Funds for the Fiscal Year Ended March 31, 2019	Aggregate Compensation from Rydex Variable Trust for the Fiscal Year Ended December 31, 2018	Aggregate Compen-sation from the Fund Complex for the Fiscal Year Ended December 31, 2018*	Aggregate Compen-sation from the Fund Complex for the Fiscal Year Ended March 31, 2019*
Angela Brock-Kyle	$181,700	$151,600	$29,100	$27,700	$261,000	$249,500
Thomas F. Lydon, Jr.	$182,850	$151,600	$29,400	$27,700	$261,000	$249,250
Sandra G. Sponem	$191,600	$151,600	$30,800	$27,700	$261,000	$263,000

*	Represents total compensation for service as a Trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Rydex ETF Trust.

Nominees who are not currently Rydex Trustees received no compensation from the Trusts during the most recently completed fiscal years but received compensation from the Guggenheim Funds trusts for their service on the applicable boards of trustees.

If shareholders approve Proposal 1, it is expected that the Trustees will reconsider their compensation structure such that the members of each board in the Guggenheim Family of Funds will be compensated under a new, unified compensation structure.

The Funds’ investment adviser compensates its officers and directors, who may also serve as officers or Trustees of the Trusts. Currently, all of the Rydex Trustees are Independent Trustees.

Additional Information about the Officers of the Trusts

Officers of the Trusts are elected by the Rydex Board and serve at the pleasure of the Rydex Board. The table in Appendix C shows information about the officers of the Trusts, including their birth years, their positions with the Trusts and their principal occupation(s) during the past five years.

Board’s Role in Risk Oversight

The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Funds’ investment adviser and distributor. Consistent with its responsibility for oversight of the Trusts, the Rydex Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trusts include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. Risk management seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Rydex Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Funds’ investment adviser, distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Rydex Board’s periodic review of each Fund’s advisory and other service provider agreements, the Rydex Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Rydex Board oversees risk management for the Funds directly and through the committee structure the Rydex Board has established. The Rydex Board has established the Audit Committee and the Governance and Nominating Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. Each committee reports its activities to the Rydex Board on a regular basis. The Rydex Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trusts and their service providers, including, in particular, the Trusts’ Chief Compliance Officer and independent registered public accounting firm and internal auditors for the Funds’ investment adviser or its affiliates, as applicable. In this connection, the Rydex Board requires officers of the Trusts to report to the full Rydex Board on a variety of matters at regular and special meetings of the Rydex Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Rydex Board meets with the Trusts’ Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receive a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trusts and certain service providers and the effectiveness of their implementation. The Rydex Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Rydex Board receives reports from the Funds’ investment adviser on the investments and securities trading of the Funds. The Rydex Board has approved Fair Valuation procedures applicable to valuing the Funds’ securities and other assets, which the Audit Committee periodically reviews. The Rydex Board also requires the investment adviser to each Fund to report to the Rydex Board on other matters relating to risk management on a regular and as-needed basis.

The Rydex Board oversees the Funds’ liquidity risks through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Funds’ investment adviser. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trusts implemented a liquidity risk management program (the “Liquidity Program”), which is reasonably designed to assess and manage the Funds’ liquidity risks. The Rydex Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the “Liquidity Program Administrator”), who is responsible for administering the Liquidity Program. The Rydex Board reviews, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.

The Rydex Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Rydex Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Rydex Board receives, the Rydex Board may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the the Funds’ investment adviser, distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the investment adviser. The role of the Rydex Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trusts and this oversight role does not make the Rydex Board a guarantor of the Trusts’ investments, operations or activities. As a result of the foregoing and other factors, the Rydex Board’s risk management oversight is subject to limitations.

Role of Diversity in Considering Board Candidates

In considering Trustee nominee candidates, the Governance and Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Rydex Board’s composition. The Governance and Nominating Committee believes the Rydex Board benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Rydex Board, but has not adopted any specific policy in this regard.

Information About the Trusts’ Registered Public Accounting Firm

Information about the Trusts’ independent registered public accounting firm is provided in Appendix D.

Required Vote

Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

For each Trust, 33 and 1/3% of the shares entitled to vote at the Meeting shall constitute a quorum at the Meeting.

When a quorum is present, a plurality of the shares voted shall elect a Nominee as Trustee. A “plurality” means that Nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as Trustees. As of the date of this Joint Proxy Statement, because each of the Nominees is the only nominee nominated for the relevant seat, provided a quorum is present at the Meeting, each Nominee is expected to be elected (or re-elected, as the case may be) to the Rydex Board.

Proposal 1 applies on a Trust-wide basis, and all series of each Trust (i.e., the respective Funds) and classes thereof will vote together on Proposal 1. However, the vote on Proposal 1 (or any other proposal) or the election of a Nominee by the shareholders of one Trust will not affect Proposal 1 (or any other proposal) or the election of a Nominee with respect to the other Trusts (e.g., the failure by one Trust to elect one or more Nominees will not affect the election of such Nominee(s) by another Trust). If the Nominees are not elected, the current Trustees will continue to oversee the Funds and the Rydex Board will evaluate other potential options, including the possible appointment of new trustees in compliance with applicable law.

Rydex Board’s Recommendation

THE RYDEX BOARD UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS OF THE FUNDS VOTE “FOR”
PROPOSAL 1 (ELECTION OF EACH NOMINEE)

OTHER BUSINESS

As of the date of this Joint Proxy Statement, the Rydex Trustees knew of no matter to be presented at the Meeting other than as set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Shareholder Communications

Shareholders wishing to communicate with the Rydex Board or a Rydex Trustee should send such correspondence to the Rydex Board or Rydex Trustee at the Trusts’ offices. Shareholder communications will be sent directly to the applicable Rydex Trustee(s).

Investment Adviser

Security Investors, LLC (“Security Investors”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, serves as the investment adviser to each Fund.

Pursuant to the Advisory Agreement between Security Investors and each Trust, Security Investors furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory functions among other services. Security Investors is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”) in such capacities. Security Investors serves as the CPO of the Multi-Hedge Strategies Fund and Commodities Strategy Fund, each a series of Rydex Series Funds and Rydex Variable Trust, the Managed Futures Strategy Fund, a series of Rydex Series Funds, and the Global Managed Futures Strategy Fund, a series of Rydex Variable Trust.

Administrator, Transfer Agent and Distributor

MUFG Investor Services (US), LLC, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, serves as the transfer agent for each of the Funds pursuant to an Amended and Restated Service Agreement with the Trusts, and acts as the administrative agent for each of the Funds pursuant to an Accounting Services Agreement with the Trusts, as amended.

Guggenheim Funds Distributors, LLC (“GFD”), 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, a Delaware limited liability company, serves as the principal underwriter for shares of the Trusts pursuant to a Distribution Agreement between each Trust and GFD.

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of the Trusts, regular employees of Guggenheim Investments or its affiliate(s), or AST Fund Solutions, LLC, the Funds’ proxy solicitor. If we have not received your vote as the date of the Meeting approaches, you may be contacted by a representative of the Funds or AST Fund Solutions, LLC, the Funds’ proxy solicitor, reminding you to vote your shares. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

Cost of the Meeting. The cost of the Meeting, including the costs of retaining AST Fund Solutions, LLC, the Funds’ proxy solicitor, preparing and mailing of the notice, proxy statement and proxy and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds. The estimated cost of retaining AST Fund Solutions, LLC as proxy solicitation agent for the Funds is approximately $111,302. The costs of the Meeting will be allocated among the Funds based on each Fund’s number of shareholder accounts and net assets.

Shareholder Voting. If you were a shareholder of record of any of the Funds as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares. Information regarding the number of shares outstanding for each Fund and for each class of each Fund as of the Record Date is provided in Appendix E. The persons who are known to have owned beneficially 5% or more of a class of a Fund’s outstanding shares as of August 15, 2019 are listed in Appendix F.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions marked on the proxy card, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions, your shares will be voted “FOR” Proposal 1.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, Internet or telephone by following the enclosed instructions. We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on Proposal 1. Unless you attend the

Meeting to vote in person, your vote (cast by mail, Internet or telephone) must be received by the applicable Trust prior to 11:59 p.m. Eastern Time on October 23, 2019. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy before the vote pursuant to that proxy is taken by: (a) written notice of its revocation to the Trust(s); (b) the subsequent execution of another proxy; (c) attending the Meeting and voting in person; or (d) written notice of the death or incapacity of the maker of the proxy received by the Trust(s) before the vote pursuant to that proxy is counted.

Only shareholders or their duly appointed proxies can attend the Meeting. If you wish to attend the Meeting and vote in person, you can do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of the Record Date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds at 1-800-345-7999 to obtain directions to the site of the Meeting.

Certain of the Funds invest in other funds in the Guggenheim Family of Funds. As such, the Funds are shareholders of record of, and own shares with voting rights of, these other funds in the Guggenheim Family of Funds. Consistent with applicable proxy voting policies and procedures, the votes cast by the Funds’ shareholders on Proposal 1 will be echo-voted by the Funds with respect to their shares of such other funds in the Guggenheim Family of Funds.

Abstentions and Broker Non-Votes. Abstentions and “broker non-votes” will be counted toward establishing a quorum but will not be counted as votes cast with respect to Proposal 1. Accordingly, assuming the relevant quorum is present, abstentions and broker non-votes will have no effect on Proposal 1. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary authority to vote with respect to a particular proposal.

In addition, broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients may request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the New York Stock Exchange (the “NYSE”), broker-dealers that are members of the NYSE that have not received instructions from a customer may grant authority to the proxies designated to vote on Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of Proposal 1. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.

Adjournment. The President of the Trusts has the authority to adjourn the Meeting from time to time until either a quorum shall be present or a date not more than 120 days after the original record date or another date and time within a reasonable time after the date set for Meeting.

A shareholder vote may be taken on Proposal 1 (or other proposal) as it relates to a Trust prior to any adjournment if sufficient votes for approval have been received and it is otherwise appropriate. Such vote would be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to Proposal 1 as it relates to the other Trusts or any other proposal relating to the Trusts.

Shareholders Sharing the Same Address. As permitted by law, only one copy of the Notice of Internet Availability of Proxy Materials and/or this Joint Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trusts of their desire to receive multiple copies of the shareholder reports and proxy statements that the Trusts send. If you would like to receive an additional copy, please contact the Trusts by writing to the Trusts’ address, or by calling the telephone number shown on the front page of this Joint Proxy Statement. The applicable Trust will then promptly deliver, upon request, a separate copy of the Notice of Internet Availability of Proxy Materials and/or this Joint Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of a Trust’s Notice of Internet Availability of Proxy Materials and/or proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

As a general matter, each Trust does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Secretary of the applicable Trust.

Proposals must be received a reasonable time before the Trusts begin to print the proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. The person(s) named as proxies for any subsequent shareholders’ meeting will vote in accordance with their judgment with respect to proposals submitted on an untimely basis.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE.

By order of the Rydex Board,

Sandra G. Sponem
Chairperson of the Boards of Trustees of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust

APPENDIX A

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

I.     THE COMMITTEE

The Governance and Nominating Committee (the “Committee”) of the Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust (each a “Trust” and collectively, the “Trusts”) shall be composed of at least three members, each of whom is a Trustee who is not an “interested person” of the Trusts (each an “Independent Trustee”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board of Trustees of the Trusts (the “Board”) shall appoint the members of the Committee and shall designate one member of the Committee to act as the chairperson of the Committee. All members of the Committee shall serve for the term provided in the by-laws.

II.     PURPOSE OF THE COMMITTEE

The role of the Committee shall be to assist the Board in assuring the effective and efficient governance of the Trusts.

III.    COMMITTEE FUNCTIONS AND RESPONSIBILITIES

a.	Chairperson of the Board

The Committee shall make a recommendation to the Board regarding the independent Chairperson of the Board, if any.

b.	Committees of the Board

The Committee shall make recommendations to the Board regarding committees of the Board, the responsibilities of those committees to be reflected in written committee charters, committee assignments, and term limits for committee members, if any.

c.	Term Limits and Retirement Policies

The Committee shall make recommendations to the Board regarding the appropriateness of adopting term limits or retirement policies applicable to Independent Trustees, and what any such term limits or retirement policies may be.

d.	Trustee Compensation and Expense Reimbursement

i.
The Committee shall consider and make recommendations to the Board concerning the compensation of the Independent Trustees, and any special compensation for serving as the Chairperson of the Board or as a member of a committee of the Board. Such recommendations shall be made no less frequently than annually.

ii.	The Committee shall consider and recommend to the Board written expense reimbursement policies applicable to the Independent Trustees.

e.	Size and Composition of the Board

i.
The Committee shall periodically review the size and composition of the Board and shall make recommendations to the Board concerning the need to increase or decrease the size of the Board or to add individuals with varying professional and social backgrounds or skill sets in order to provide an appropriate mix of knowledge, experience and cultural backgrounds on the Board.

ii.
The Committee, with the assistance of counsel, shall review the independence of incumbent Independent Trustees and shall make recommendations to the Board in the event it determines that an incumbent Trustee no longer satisfies applicable standards of independence.

iii.
As needed, the Committee or a subset thereof shall function as a Nominating Committee with the responsibility to identify and evaluate candidates for Board membership and to make a recommendation to the Board.

f.	Orientation and Education

The Committee shall oversee the process of providing orientation of new Independent Trustees and the continuing education of incumbent Independent Trustees.

g.	Independent Legal Counsel

The Committee shall make a recommendation to the Independent Trustees regarding the selection of independent counsel to the Independent Trustees and periodically monitor the independence, performance and compensation of legal counsel to the Independent Trustees.

h.	Self-assessment of the Board

The Committee shall oversee the process regarding the Board’s annual self-assessments, and shall make recommendations to the Board concerning that process. To enhance this process, the Committee may recommend periodic evaluations of the performance of individual Independent Trustees.

i.	Other Governance Matters

The Committee shall consider and make recommendations to the Board concerning all other matters pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts, including the performance of individual Independent Trustees, the need to assign inside or outside staff or consultants to support the Independent Trustees, the adequacy and appropriateness of insurance coverage for the Board, and adoption of governance policies that may be considered “best practices.”

IV.    MEETINGS OF THE BOARD

a.	Meetings

The Committee shall recommend to the Board the number and length of Board meetings each year, which meetings shall be no less frequently than quarterly.

b.	Board Meeting Process

The Committee shall make recommendations to the Board concerning processes intended to promote effective and efficient meetings, which may relate to, among other topics, the setting of agendas for Board meetings, scheduling of Committee meetings and executive sessions, and coordination with management on presentations to the Board.

V. COMMITTEE PROCEDURES

a.	Meetings

i.
The Committee shall meet shall meet as often as it deems necessary in open or executive session. Meetings of the Committee may be called on reasonable notice by the Chairperson of the Committee or by the Independent Chairperson of the Board.

ii.
One or more Committee members shall establish, in consultation with others as appropriate, an agenda for each meeting. The chairperson will cause notice of each meeting, together with the agenda and any related materials to be sent to each member, normally at least one week before the meeting.

iii.	The Committee may invite members of the Board, management, counsel to the Independent Trustees, Fund counsel, advisers, sub-advisers and others to attend its meetings as it deems appropriate.

iv.
A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust’s by-laws. The chairperson, or a person designated by the chairperson, shall take minutes of all meetings of the Committee, copies of which shall be furnished to the Board. In the event of any inconsistency between this Charter and a Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

b.	Reports to the Board

The Committee shall report its activities to the Board and make such recommendations as are called for under this Charter or as the Committee may otherwise deem necessary or appropriate.

c.	Committee Charter

The Committee shall annually review its activities and the adequacy of this Charter and recommend changes to the Board as needed.

d.	Resources

The Committee shall have the resources appropriate to discharge its responsibilities, including the authority to consult with counsel and to retain, at the Trusts’ expense, such other experts or advisors as the Committee deems necessary or appropriate.

Amended: November 2018

APPENDIX B

NOMINEES, TRUSTEES AND MANAGEMENT OWNERSHIP

As of June 30, 2019, the Nominees, Trustees and officers (as a group) owned of record or beneficially less than 1% of the outstanding shares of any share class of each Fund, except as follows:

Fund	Title of Class	Percentage of Class
Long Short Equity Fund (a series of Rydex Series Funds)	Institutional Class	1.99%
Managed Futures Strategy Fund (a series of Rydex Series Funds)	Institutional Class	3.37%

B-1

APPENDIX C

OFFICERS OF THE TRUSTS

In the table below, the term “Fund Complex” has the same meaning as Guggenheim Family of Funds.

Name, Address[1] and Year of Birth of Officers	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Amy J. Lee (1961)	President	Since 2017 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); and Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Michael P. Byrum (1970)	Vice President	Since 2000 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); and Vice President, certain other funds in the Fund Complex (2010-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); and Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

William Rehder (1967)	Assistant Vice President	Since 2018 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)	Current: Managing Director, Guggenheim Investments (2002-present).
Mark E. Mathiasen (1978)	Secretary	Since 2017 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)	Current: Secretary, certain other funds in the Fund Complex (2007-present); and Managing Director, Guggenheim Investments (2007-present).

Name, Address[1] and Year of Birth of Officers	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Michael P. Megaris (1984)	Assistant Secretary	Since 2018 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); and Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2014-present); and Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012- 2018); Chief Compliance Officer (2009-2014) and Senior Manager (2004-2014), Guggenheim Distributors, LLC; and Senior Manager, Security Investors, LLC (2004- 2014).

Margaux M. Misantone (1978)	AML Chief Compliance Officer	Since 2017 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, certain other funds in the Fund Complex (2017-present); and Managing Director, Guggenheim Investments (2013-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2015-2018).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2016 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); and CFO and Treasurer, Van Kampen Funds (1996-2004).

Name, Address[1] and Year of Birth of Officers	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
James Howley (1972)	Assistant Treasurer	Since 2016 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Managing Director, Guggenheim Investments (2004-present); and Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Vice President, Guggenheim Investments (2009-present); and Assistant Treasurer, certain other funds in the Fund complex (2016-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2016 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Vice President, Guggenheim Investments (2015-present); and Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); and Fund Administration Manager, State Street (2009-2011).

Kimberly Scott (1974)	Assistant Treasurer	Since 2016 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Director, Guggenheim Investments (2012-present); and Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration of Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); and Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Name, Address[1] and Year of Birth of Officers	Position(s) Held with the Trusts	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
Jon Szafran (1989)	Assistant Treasurer	Since 2017 (Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust)
Current: Vice President, Guggenheim Investments (2017-present); and Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); and Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

1.	The business address of each officer is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

2.	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served may include time served in the respective position for any predecessor entities.

APPENDIX D

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RELATED FEES

The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as independent auditor of the Trusts for each Trust’s current fiscal year. Ernst & Young has confirmed to the Audit Committee of each Board that they are independent auditors with respect to the Trusts. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Certain information concerning the fees and services provided by Ernst & Young to the Trusts and to the Funds’ investment advisers and their affiliates for the two most recently completed fiscal years of the Trusts is provided below. The Audit Committee is responsible for the engagement, compensation and oversight of Ernst & Young. The Audit Committee is required to pre-approve all audit and permitted non-audit services performed by Ernst & Young for the Funds in accordance with the Audit Committee Charter and the 1940 Act and make a determination with respect to Ernst & Young’s independence each year. For the two most recent fiscal years for each of the Funds, none of the services provided to the Trusts or described under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were approved by the Audit Committee pursuant to the de minimis exception to the pre-approval requirements. The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by Ernst & Young to each Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser is compatible with maintaining the independent registered public accounting firm’s independence.

The following table sets forth the aggregate fees billed by Ernst & Young for professional services rendered to each Trust during the two most recent fiscal years.

	RYDEX SERIES FUNDS	RYDEX DYNAMIC FUNDS	RYDEX VARIABLE TRUST
Audit Fees	03/31/19: $849,312 12/31/18: $91,976	03/31/19: $146,006	12/31/18: $873,067
	03/31/18: $867,833 12/31/17: $84,967	03/31/18: $147,640	12/31/17: $867,833
Audit-Related Fees	03/31/19: $0 12/31/18: $0	03/31/19: $0	12/31/18: $0
	03/31/18: $0 12/31/17: $0	03/31/18: $0	12/31/17: $0
Tax Fees	03/31/19: $455,018 12/31/18: $35,463	03/31/19: $74,464	12/31/18: $304,132
	03/31/18: $453,793 12/31/17: $38,374	03/31/18: $65,483	12/31/17: $277,916
All Other Fees	03/31/19: $0 12/31/18: $0	03/31/19: $0	12/31/18: $0
	03/31/18: $0 12/31/17: $0	03/31/18: $0	12/31/17: $0
Aggregate Non-Audit Fees	03/31/19: $455,018 12/31/18: $35,463	03/31/19: $74,464	12/31/18: $304,132
	03/31/18: $453,793 12/31/17: $38,374	03/31/18: $65,483	12/31/17: $277,916

Audit Fees. The aggregate fees billed by Ernst & Young for the audit of the annual financial statements in connection with statutory and regulatory filings.

D-1

Audit-Related Fees. The aggregate fees billed by Ernst & Young for assurance and related services reasonably related to the performance of the annual audit or review of a Trust’s financial statements (and not reported above).

Tax Fees. The aggregate tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns and distribution assistance.

All Other Fees. The aggregate fees billed by Ernst & Young for products and services provided by Ernst & Young to the Funds, other than the services reported above.

Aggregate Non-Audit Fees. The aggregate non-audit fees were for tax fees billed by Ernst & Young for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance. All non-audit services rendered were pre-approved by the Audit Committee. As such, the Audit Committee has considered these services in maintaining Ernst & Young’s independence.

D-2

APPENDIX E

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund and for each class of each Fund is set forth in the following table.

Fund	Class	Shares Outstanding	Total Shares Outstanding for the Fund
Rydex Series Funds
Banking Fund	Class A	60,856	220,496
	Class C	19,485
	Class H	5,597
	Investor Class	134,558
Basic Materials Fund	Class A	124,398	646,325
	Class C	51,961
	Class H	42,736
	Investor Class	427,229
Biotechnology Fund	Class A	272,696	2,440,582
	Class C	182,342
	Class H	152,916
	Investor Class	1,832,628
Commodities Strategy Fund	Class A	13,222	80,511
	Class C	1,497
	Class H	65,792
Consumer Products Fund	Class A	226,471	2,694,738
	Class C	272,454
	Class H	180,858
	Investor Class	2,014,955
Dow Jones Industrial Average Fund	Class A	84,662	420,035
	Class C	29,091
	Class H	306,282
Electronics Fund	Class A	31,822	411,748
	Class C	23,267
	Class H	20,635
	Investor Class	336,024
Emerging Markets 2x Strategy Fund	Class A	19,634	69,308
	Class C	4,880
	Class H	44,795
Emerging Markets Bond Strategy Fund	Class A	2,561	112,854
	Class C	2,620
	Class H	107,673
Energy Fund	Class A	42,495	285,279
	Class C	24,395
	Class H	13,669
	Investor Class	204,721

Fund	Class	Shares Outstanding	Total Shares Outstanding for the Fund
Energy Services Fund	Class A	46,524	444,626
	Class C	46,643
	Class H	54,537
	Investor Class	296,921
Europe 1.25x Strategy Fund	Class A	1,585	124,305
	Class C	288
	Class H	122,432
Financial Services Fund	Class A	113,394	407,567
	Class C	15,338
	Class H	93,366
	Investor Class	185,470
Government Long Bond 1.2x Strategy Fund	Class A	189,073	3,837,969
	Class C	22,546
	Class H	1,535,059
	Investor Class	2,091,292
Health Care Fund	Class A	313,259	1,405,297
	Class C	152,149
	Class H	79,924
	Investor Class	859,965
High Yield Strategy Fund	Class A	185,405	2,625,735
	Class C	60,634
	Class H	2,379,695
Internet Fund	Class A	17,604	410,310
	Class C	27,755
	Class H	7,667
	Investor Class	357,284
Inverse Emerging Markets 2x Strategy Fund	Class A	236	17,570
	Class C	83
	Class H	17,250
Inverse Government Long Bond Strategy Fund	Class A	292,869	2,009,005
	Class C	184,589
	Class H	104,793
	Investor Class	1,426,753
Inverse High Yield Strategy Fund	Class A	133,074	177,964
	Class C	7,319
	Class H	37,571
Inverse Mid-Cap Strategy Fund	Class A	5,581	41,558
	Class C	1
	Class H	35,976
Inverse NASDAQ-100® Strategy Fund	Class A	6,497	238,084
	Class C	3,643
	Class H	28,289
	Investor Class	199,655

Fund	Class	Shares Outstanding	Total Shares Outstanding for the Fund
Inverse Russell 2000® Strategy Fund	Class A	15,278	359,545
	Class C	24,492
	Class H	319,774
Inverse S&P 500® Strategy Fund	Class A	371,135	1,297,686
	Class C	42,390
	Class H	125,590
	Investor Class	758,571
Japan 2x Strategy Fund	Class A	1,677	12,803
	Class C	268
	Class H	10,858
Leisure Fund	Class A	15,846	152,615
	Class C	10,471
	Class H	31,569
	Investor Class	94,730
Long Short Equity Fund	Class A	579,583	1,315,492
	Class C	69,083
	Class P	547,346
	Institutional Class	119,480
Managed Futures Strategy Fund	Class A	400,693	1,635,688
	Class C	139,524
	Class P	697,569
	Institutional Class	397,902
Mid-Cap 1.5x Strategy Fund	Class A	27,055	166,553
	Class C	45,745
	Class H	93,753
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class A	21,173	1,031,553
	Class C	4,700
	Class H	1,005,680
Multi-Hedge Strategies Fund	Class A	156,844	1,498,997
	Class C	74,649
	Class P	306,141
	Institutional Class	961,362
NASDAQ-100® Fund	Class A	1,499,939	30,404,302
	Class C	2,680,937
	Class H	1,473,446
	Investor Class	24,749,980
Nova Fund	Class A	473,716	3,799,485
	Class C	61,527
	Class H	537,437
	Investor Class	2,726,804
Precious Metals Fund	Class A	550,199	2,360,359
	Class C	99,023
	Class H	233,325
	Investor Class	1,477,811

Fund	Class	Shares Outstanding	Total Shares Outstanding for the Fund
Real Estate Fund	Class A	18,851	433,084
	Class C	19,068
	Class H	395,165
Retailing Fund	Class A	33,601	346,165
	Class C	13,742
	Class H	27,246
	Investor Class	271,576
Russell 2000® Fund	Class A	29,987	124,144
	Class C	1,058
	Class H	93,098
Russell 2000® 1.5x Strategy Fund	Class A	411,134	768,956
	Class C	72,539
	Class H	285,284
S&P 500® Fund	Class A	386,763	2,759,413
	Class C	261,281
	Class H	2,111,370
S&P 500® Pure Growth Fund	Class A	185,518	1,303,302
	Class C	169,694
	Class H	948,090
S&P 500® Pure Value Fund	Class A	39,088	600,640
	Class C	32,963
	Class H	528,590
S&P MidCap 400® Pure Growth Fund	Class A	208,630	1,151,953
	Class C	181,293
	Class H	762,030
S&P MidCap 400® Pure Value Fund	Class A	20,223	207,474
	Class C	23,634
	Class H	163,618
S&P SmallCap 600® Pure Growth Fund	Class A	38,067	160,974
	Class C	17,563
	Class H	105,344
S&P SmallCap 600® Pure Value Fund	Class A	44,901	251,244
	Class C	24,754
	Class H	181,589
Strengthening Dollar 2x Strategy Fund	Class A	30,732	131,235
	Class C	4,200
	Class H	96,303
Technology Fund	Class A	64,584	796,784
	Class C	50,411
	Class H	60,466
	Investor Class	621,323

Fund	Class	Shares Outstanding	Total Shares Outstanding for the Fund
Telecommunications Fund	Class A	13,993	91,370
	Class C	4,381
	Class H	6,917
	Investor Class	66,078
Transportation Fund	Class A	58,388	217,757
	Class C	32,989
	Class H	9,288
	Investor Class	117,091
Utilities Fund	Class A	140,475	2,067,282
	Class C	180,216
	Class H	85,633
	Investor Class	1,660,958
Weakening Dollar 2x Strategy Fund	Class A	4,529	48,520
	Class C	460
	Class H	43,532
U.S. Government Money Market Fund	Money Market Class	437,181,521	437,181,521
Rydex Dynamic Funds
Dow 2x Strategy Fund	Class A	104,357	409,289
	Class C	23,460
	Class H	281,472
Inverse Dow 2x Strategy Fund	Class A	147,128	654,800
	Class C	32,069
	Class H	475,603
Inverse NASDAQ-100® 2x Strategy Fund	Class A	16,044	616,724
	Class C	5,137
	Class H	595,542
Inverse Russell 2000® 2x Strategy Fund	Class A	208,300	353,404
	Class C	9,001
	Class H	136,103
Inverse S&P 500® 2x Strategy Fund	Class A	41,069	578,134
	Class C	21,403
	Class H	515,662
NASDAQ-100® 2x Strategy Fund	Class A	225,108	2,901,506
	Class C	88,667
	Class H	2,587,731
Russell 2000® 2x Strategy Fund	Class A	22,220	233,338
	Class C	2,993
	Class H	208,125
S&P 500® 2x Strategy Fund	Class A	114,028	1,176,213
	Class C	109,168
	Class H	953,017
Rydex Variable Trust
Banking Fund	--	46,492	46,492

Fund	Class	Shares Outstanding	Total Shares Outstanding for the Fund
Basic Materials Fund	--	90,802	90,802
Biotechnology Fund	--	242,021	242,021
Commodities Strategy Fund	--	38,576	38,576
Consumer Products Fund	--	288,065	288,065
Dow 2x Strategy Fund	--	117,144	117,144
Electronics Fund	--	84,192	84,192
Energy Fund	--	128,128	128,128
Energy Services Fund	--	86,076	86,076
Europe 1.25x Strategy Fund	--	55,261	55,261
Financial Services Fund	--	108,451	108,451
Global Managed Futures Strategy Fund	--	857,195	857,195
Government Long Bond 1.2x Strategy Fund	--	1,462,241	1,462,241
Health Care Fund	--	259,247	259,247
High Yield Strategy Fund	--	51,923	51,923
Internet Fund	--	85,746	85,746
Inverse Dow 2x Strategy Fund	--	25,064	25,064
Inverse Government Long Bond Strategy Fund	--	30,392	30,392
Inverse Mid-Cap Strategy Fund	--	5,025	5,025
Inverse NASDAQ-100® Strategy Fund	--	25,504	25,504
Inverse Russell 2000® Strategy Fund	--	19,373	19,373
Inverse S&P 500® Strategy Fund	--	42,183	42,183
Japan 2x Strategy Fund	--	21,159	21,159
Leisure Fund	--	43,607	43,607
Long Short Equity Fund	--	2,180,990	2,180,990
Mid-Cap 1.5x Strategy Fund	--	288,266	288,266
Multi-Hedge Strategies Fund	--	1,494,936	1,494,936
NASDAQ-100® Fund	--	1,703,641	1,703,641

Fund	Class	Shares Outstanding	Total Shares Outstanding for the Fund
NASDAQ-100® 2x Strategy Fund	--	1,111,341	1,111,341
Nova Fund	--	299,914	299,914
Precious Metals Fund	--	702,980	702,980
Real Estate Fund	--	363,831	363,831
Retailing Fund	--	47,103	47,103
Russell 2000® 1.5x Strategy Fund	--	87,527	87,527
Russell 2000® 2x Strategy Fund	--	13,973	13,973
S&P 500® 2x Strategy Fund	--	157,596	157,596
S&P 500® Pure Growth Fund	--	824,105	824,105
S&P 500® Pure Value Fund	--	548,006	548,006
S&P MidCap 400® Pure Growth Fund	--	382,193	382,193
S&P MidCap 400® Pure Value Fund	--	226,060	226,060
S&P SmallCap 600® Pure Growth Fund	--	216,954	216,954
S&P SmallCap 600® Pure Value Fund	--	137,544	137,544
Strengthening Dollar 2x Strategy Fund	--	57,981	57,981
Technology Fund	--	195,554	195,554
Telecommunications Fund	--	48,434	48,434
Transportation Fund	--	46,896	46,896
Utilities Fund	--	702,958	702,958
Weakening Dollar 2x Strategy Fund	--	9,907	9,907
U.S. Government Money Market Fund	--	69,667,668	69,667,668

APPENDIX F

BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND
As of August 15, 2019, the following persons owned beneficially 5% or more of a class of a Fund’s outstanding securities.

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Rydex Series Funds
Banking Fund	Class A	20560.147	33.7506	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Banking Fund	Class A	5924.035	9.7246	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Banking Fund	Class A	4555.225	7.4776	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Banking Fund	Class A	8239.966	13.5263	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Banking Fund	Class A	9379.513	15.397	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Banking Fund	Class C	4593.64	23.5807	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Banking Fund	Class C	2718.466	13.9548	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Banking Fund	Class C	3713.893	19.0647	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Banking Fund	Class C	3284.101	16.8584	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Banking Fund	Class C	2411.116	12.3771	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Banking Fund	Class H	746.057	13.5613	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Banking Fund	Class H	1680.074	30.5392	SEI 370 BWM/C/O 370 Reinvest Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456
Banking Fund	Class H	1904.76	34.6234	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Banking Fund	Investor Class	17911.476	43.8602	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Banking Fund	Investor Class	4514.388	11.0544	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Banking Fund	Investor Class	2217.05	5.4289	Gilman D. Blake III (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Banking Fund	Investor Class	5119.987	12.5374	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Basic Materials Fund	Class H	7555.353	31.6434	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Basic Materials Fund	Class H	2080.951	8.7154	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Basic Materials Fund	Class A	9595.857	7.7147	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Basic Materials Fund	Class A	12980.745	10.4361	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Basic Materials Fund	Class A	20922.895	16.8213	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Basic Materials Fund	Class A	23620.382	18.99	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Basic Materials Fund	Class C	5785.146	11.1426	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Paul O. Dodge, Jr. [Address Intentionally Omitted for Privacy Purposes]
Basic Materials Fund	Class C	10440.479	20.1091	Donaldson Lufkin Jenrette/Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998
Basic Materials Fund	Class C	14136.903	27.2287	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Basic Materials Fund	Class C	6751.757	13.0044	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Basic Materials Fund	Class C	6999.007	13.4806	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Basic Materials Fund	Class H	9404.019	39.386	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Basic Materials Fund	Class H	1492.792	6.2521	Mid Atlantic Trust Company FBO St. John Associates Inc. 401(k) Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222
Basic Materials Fund	Investor Class	91510.106	21.4515	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Basic Materials Fund	Investor Class	128419.621	30.1037	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Basic Materials Fund	Investor Class	96325.923	22.5804	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Basic Materials Fund	Investor Class	22975.334	5.3858	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Biotechnology Fund	Class A	40972.985	14.9547	NFS LLC FEBO/Mutual Funds Fractional Write Off Account Attn: Frank Adinolfi 200 Liberty Street New York, NY 10281
Biotechnology Fund	Class A	15234.043	5.5602	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Biotechnology Fund	Class A	23901.979	8.7239	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Biotechnology Fund	Class A	24757.002	9.036	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Biotechnology Fund	Class A	30359.855	11.081	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Biotechnology Fund	Class A	22480.449	8.2051	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Biotechnology Fund	Class A	42128.184	15.3763	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Biotechnology Fund	Class A	14903.332	5.4395	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Biotechnology Fund	Class C	35675.19	19.5305	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Biotechnology Fund	Class C	27389.467	14.9945	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Biotechnology Fund	Class C	13794.103	7.5516	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Biotechnology Fund	Class C	28869.419	15.8047	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Biotechnology Fund	Class C	20292.872	11.1094	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Biotechnology Fund	Class C	18623.775	10.1956	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Biotechnology Fund	Class C	9499.845	5.2007	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Biotechnology Fund	Class H	22972.607	14.8441	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Biotechnology Fund	Class H	10052.922	6.4958	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Biotechnology Fund	Class H	32672.881	21.1121	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Biotechnology Fund	Class H	69103.575	44.6525	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Biotechnology Fund	Investor Class	106692.416	5.7778	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Biotechnology Fund	Investor Class	529460.968	28.6726	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Biotechnology Fund	Investor Class	697891.812	37.7938	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Biotechnology Fund	Investor Class	127494.143	6.9043	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Commodities Strategy Fund	Class A	922.297	6.9753	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Commodities Strategy Fund	Class A	2075.907	15.7002	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Commodities Strategy Fund	Class A	2350.02	17.7733	NFS LLC FEBO/NFS/FMTC SEP IRA FBO Rebecca A. Berarducci [Address Intentionally Omitted for Privacy Purposes]
Commodities Strategy Fund	Class A	721.858	5.4594	TD Ameritrade FBO/Francis Bruening IRA TD Ameritrade Clearing, Custodian [Address Intentionally Omitted for Privacy Purposes]
Commodities Strategy Fund	Class C	361.168	23.1471	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Commodities Strategy Fund	Class C	87.894	5.633	Michael E. Lassley (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Commodities Strategy Fund	Class C	327.187	20.9692	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Commodities Strategy Fund	Class C	86.634	5.5523	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Commodities Strategy Fund	Class H	50291.129	75.0434	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Commodities Strategy Fund	Class H	4744.802	7.0801	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Consumer Products Fund	Class A	19691.832	8.6043	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Consumer Products Fund	Class A	14380.941	6.2837	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Consumer Products Fund	Class A	41812.109	18.2698	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Consumer Products Fund	Class A	13294.609	5.809	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Consumer Products Fund	Class A	39002.446	17.0421	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Consumer Products Fund	Class A	30930.075	13.5149	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Consumer Products Fund	Class A	18016.351	7.8722	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Consumer Products Fund	Class C	67279.713	24.5948	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Paul O. Dodge, Jr. [Address Intentionally Omitted for Privacy Purposes]
Consumer Products Fund	Class C	47458.932	17.3491	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Consumer Products Fund	Class C	18289.381	6.6858	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Consumer Products Fund	Class C	15829.158	5.7865	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Consumer Products Fund	Class C	20792.762	7.601	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Consumer Products Fund	Class C	65993.832	24.1248	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Consumer Products Fund	Class H	23800.813	13.1474	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155
Consumer Products Fund	Class H	9088.467	5.0204	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Consumer Products Fund	Class H	10966.864	6.058	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Consumer Products Fund	Class H	75546.488	41.7315	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Consumer Products Fund	Class H	40718.256	22.4925	MG Trust Company Custodian FBO Hastings Air-Energy 401k Plan 717 17th Street, Suite 1300 Denver CO 80202
Consumer Products Fund	Investor Class	114597.585	5.7466	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Consumer Products Fund	Investor Class	477802.375	23.9602	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Consumer Products Fund	Investor Class	733979.856	36.8067	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Consumer Products Fund	Investor Class	206987.899	10.3797	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Consumer Products Fund	Investor Class	233182.527	11.6933	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Dow Jones Industrial Average Fund	Class A	38461.825	44.1855	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Dow Jones Industrial Average Fund	Class A	25909.873	29.7656	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Dow Jones Industrial Average Fund	Class C	5879.28	20.2291	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Dow Jones Industrial Average Fund	Class C	10186.647	35.0497	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Dow Jones Industrial Average Fund	Class C	1574.867	5.4187	Leslie Fukumoto (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Dow Jones Industrial Average Fund	Class C	8190.012	28.1798	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Dow Jones Industrial Average Fund	Class C	2040.773	7.0217	Matrix Trust Company Custodian FBO Visionary Eye Care, P.A. 717 17th Street, Suite 1300 Denver, CO 80202

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Dow Jones Industrial Average Fund	Class H	29859.918	8.9662	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Dow Jones Industrial Average Fund	Class H	140211.749	42.1025	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Dow Jones Industrial Average Fund	Class H	48637.263	14.6047	E*TRADE Savings Bank FBO #98 PO Box 6503 Englewood, CO 80155-6503
Dow Jones Industrial Average Fund	Class H	59535.94	17.8773	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Electronics Fund	Class A	2154.511	6.7155	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Electronics Fund	Class A	3282.781	10.2324	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Electronics Fund	Class A	2097.379	6.5375	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Electronics Fund	Class A	7747.632	24.1493	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Electronics Fund	Class C	2748.246	11.8427	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Electronics Fund	Class C	2085.943	8.9887	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Electronics Fund	Class C	6507.249	28.041	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Electronics Fund	Class C	7196.158	31.0096	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Electronics Fund	Class C	2943.99	12.6862	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Electronics Fund	Class H	1924.581	9.3475	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Electronics Fund	Class H	2900.88	14.0893	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155
Electronics Fund	Class H	2541.196	12.3423	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Electronics Fund	Class H	11752.725	57.082	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Electronics Fund	Investor Class	190774.647	63.8277	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Electronics Fund	Investor Class	60226.907	20.1502	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Emerging Markets 2x Strategy Fund	Class A	10689.446	53.5001	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Emerging Markets 2x Strategy Fund	Class A	2372.101	11.8722	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Emerging Markets 2x Strategy Fund	Class C	1002.97	18.5047	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Emerging Markets 2x Strategy Fund	Class C	475.173	8.7669	Marella Jones (SEP) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets 2x Strategy Fund	Class C	458.939	8.4674	Patrick A. Fend (ROTH) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets 2x Strategy Fund	Class C	858.601	15.8411	NFS LLC FEBO/NFS/FMTC/IRA FBO Mary K. Rude [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets 2x Strategy Fund	Class C	285.785	5.2727	E Trade Securities LLC IRA Custodian PO Box 484 Jersey City, NJ 07303-0484

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Emerging Markets 2x Strategy Fund	Class H	6862.343	12.9973	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Emerging Markets 2x Strategy Fund	Class H	7447.538	14.1056	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Emerging Markets 2x Strategy Fund	Class H	3986.442	7.5503	Robert C. Rosen (IRA) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets 2x Strategy Fund	Class H	11270.783	21.3469	E*TRADE Savings Bank FBO #98 PO Box 6503 Englewood, CO 80155-6503
Emerging Markets 2x Strategy Fund	Class H	8310.776	15.7406	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Emerging Markets Bond Strategy Fund	Class A	146.014	30.5228	Guggenheim Funds Distributors LLC 227 West Monroe Street, Suite 4800 Chicago, IL 60606
Emerging Markets Bond Strategy Fund	Class A	56.373	11.7842	Gary D. Sorenson (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets Bond Strategy Fund	Class A	149.994	31.3548	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Emerging Markets Bond Strategy Fund	Class A	27.647	5.7793	Jennifer L. Fields (IRA) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets Bond Strategy Fund	Class A	78.196	16.3461	Anna K. Fish (IRA) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets Bond Strategy Fund	Class C	147.094	5.6141	Guggenheim Funds Distributors LLC 227 West Monroe Street, Suite 4800 Chicago, IL 60606
Emerging Markets Bond Strategy Fund	Class C	468.641	17.8865	Sitaram Walambe (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets Bond Strategy Fund	Class C	161.799	6.1753	Mark J. Greil (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets Bond Strategy Fund	Class C	148.388	5.6634	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Emerging Markets Bond Strategy Fund	Class C	313.938	11.982	Gary M. Rusinovich/Or Sharon Rusinovich JTWROS [Address Intentionally Omitted for Privacy Purposes]

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Emerging Markets Bond Strategy Fund	Class C	187.199	7.1447	Lori A. Britt (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Emerging Markets Bond Strategy Fund	Class C	148.414	5.6644	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Emerging Markets Bond Strategy Fund	Class H	99200.321	87.252	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Emerging Markets Bond Strategy Fund	Class H	6430.759	5.6562	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226
Energy Fund	Class A	4536.194	10.8121	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Energy Fund	Class A	6890.587	16.4239	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Energy Fund	Class A	2098.33	5.0014	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Energy Fund	Class A	6458.833	15.3948	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Energy Fund	Class A	11622.388	27.7023	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Energy Fund	Class H	1314.053	9.6122	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Energy Fund	Class H	1221.88	8.9379	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Energy Fund	Class H	1,131.566	8.2773	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Energy Fund	Class H	4856.861	35.5276	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Energy Fund	Class C	6686.567	27.1837	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Energy Fund	Class C	1618.695	6.5806	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Energy Fund	Class C	5736.639	23.3219	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Energy Fund	Class C	1649.303	6.7051	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Energy Fund	Investor Class	78874.917	35.6425	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Energy Fund	Investor Class	61199.988	27.6554	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Energy Fund	Investor Class	15243.548	6.8883	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Energy Services Fund	Class A	4683.01	10.0657	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Energy Services Fund	Class A	4254.482	9.1446	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Energy Services Fund	Class A	3647.662	7.8403	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Energy Services Fund	Class A	11413.745	24.5329	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Energy Services Fund	Class A	9906.556	21.2933	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Energy Services Fund	Class C	4175.583	8.9521	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Paul O. Dodge, Jr. [Address Intentionally Omitted for Privacy Purposes]
Energy Services Fund	Class C	9405.498	20.1647	Donaldson Lufkin Jenrette/Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998
Energy Services Fund	Class C	23341.263	50.0421	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Energy Services Fund	Class C	2680.168	5.7461	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Energy Services Fund	Class H	32021.603	58.5299	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Energy Services Fund	Class H	3041.404	5.5591	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Energy Services Fund	Class H	8833.458	16.146	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Energy Services Fund	Investor Class	29863.753	5.7281	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Energy Services Fund	Investor Class	64298.167	12.333	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Energy Services Fund	Investor Class	91712.725	17.5913	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Energy Services Fund	Investor Class	56328.81	10.8044	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Energy Services Fund	Investor Class	128017.93	24.555	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Energy Services Fund	Investor Class	36424.754	6.9866	Mid Atlantic Trust Company FBO/MATC FBO Various Kulp Financial Ser. 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222
Europe 1.25x Strategy Fund	Class A	95.455	6.0222	Judith C. Kleinberg Char Remain Unit Trust – Judith C. Kazen TTEE, Ivan J. Kazen TTEE [Address Intentionally Omitted for Privacy Purposes]
Europe 1.25x Strategy Fund	Class A	240.573	15.1777	James L. Ridderbush (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Europe 1.25x Strategy Fund	Class A	104.01	6.5619	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Europe 1.25x Strategy Fund	Class A	215.076	13.5691	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Europe 1.25x Strategy Fund	Class A	358.885	22.6419	Oppenheimer & Co. Inc. FBO FBO Michael Freeman Rlvr IRA [Address Intentionally Omitted for Privacy Purposes]
Europe 1.25x Strategy Fund	Class A	109.364	6.8997	Stockcross Financial Services/Philip C. Sturman Peggy J. Sturman TTEE Philip J. Sturman Living Trust
Europe 1.25x Strategy Fund	Class C	34.833	12.1011	Aaron C. Dunn (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Europe 1.25x Strategy Fund	Class C	233.778	81.2154	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Europe 1.25x Strategy Fund	Class H	104214.232	85.1142	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Financial Services Fund	Class A	8460.874	7.465	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Financial Services Fund	Class A	82729.095	72.9925	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Financial Services Fund	Class A	8445.93	7.4519	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Financial Services Fund	Class C	8576.16	56.3394	Donaldson Lufkin Jenrette/Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ 07303-9998
Financial Services Fund	Class C	1424.309	9.3567	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Financial Services Fund	Class C	859.502	5.6463	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Financial Services Fund	Class C	772.021	5.0716	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Financial Services Fund	Class C	1342.24	8.8175	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Financial Services Fund	Class H	66015.593	70.4347	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155
Financial Services Fund	Class H	6411.929	6.8411	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Financial Services Fund	Class H	16868.561	17.9977	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Financial Services Fund	Investor Class	26442.821	13.6214	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Financial Services Fund	Investor Class	102422.772	52.761	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Financial Services Fund	Investor Class	12409.519	6.3925	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Government Long Bond 1.2x Strategy Fund	Class H	1302305.235	95.0753	E*TRADE Savings Bank/FBO: 75 PO Box 6503 Englewood, CO 80112
Government Long Bond 1.2x Strategy Fund	Investor Class	169841.088	7.457	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Government Long Bond 1.2x Strategy Fund	Investor Class	1700777.043	74.674	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155
Government Long Bond 1.2x Strategy Fund	Investor Class	146117.592	6.4154	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Government Long Bond 1.2x Strategy Fund	Investor Class	133019.311	5.8403	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Government Long Bond 1.2x Strategy Fund	Class C	1245.074	6.0533	NFS LLC FEBO/Mutual Funds Fractional Write Off Account Attn: Frank Adinolfi 200 Liberty Street New York, NY 10281
Government Long Bond 1.2x Strategy Fund	Class C	1992.716	9.6882	Linda S. Ewald (ROTH) [Address Intentionally Omitted for Privacy Purposes]
Government Long Bond 1.2x Strategy Fund	Class C	3865.061	18.7913	Janis Lightfoot (IRA) [Address Intentionally Omitted for Privacy Purposes]
Government Long Bond 1.2x Strategy Fund	Class C	3061.897	14.8864	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Government Long Bond 1.2x Strategy Fund	Class C	1828.183	8.8883	Cheryl Jones Hall (IRA)/Benefit of Mary Ann Jones (DECD) [Address Intentionally Omitted for Privacy Purposes]
Government Long Bond 1.2x Strategy Fund	Class C	1554.264	7.5566	Megan Copple Nolen [Address Intentionally Omitted for Privacy Purposes]
Government Long Bond 1.2x Strategy Fund	Class C	1096.714	5.332	Richard T. Schnabel [Address Intentionally Omitted for Privacy Purposes]
Health Care Fund	Class A	18034.251	5.6995	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Health Care Fund	Class A	17978.233	5.6818	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Health Care Fund	Class A	181522.941	57.3684	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Health Care Fund	Class A	31034.573	9.8081	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Health Care Fund	Class C	75721.526	49.355	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Health Care Fund	Class C	12005.426	7.825	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Health Care Fund	Class C	18410.419	11.9998	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Health Care Fund	Class C	8615.228	5.6153	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Health Care Fund	Class H	8844.6	10.8055	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Health Care Fund	Class H	4972.385	6.0748	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Health Care Fund	Class H	9118.756	11.1405	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Health Care Fund	Class H	13722.642	16.7651	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Health Care Fund	Class H	9271.695	11.3273	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Health Care Fund	Class H	21745.215	26.5664	Mid Atlantic Trust Company FBO Techstar Solutions Group LLC 401(k) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222
Health Care Fund	Investor Class	354406.803	41.2722	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Health Care Fund	Investor Class	123929.485	14.4321	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Health Care Fund	Investor Class	154681.171	18.0132	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
High Yield Strategy Fund	Class A	12102.492	7.2756	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
High Yield Strategy Fund	Class A	12654.238	7.6073	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
High Yield Strategy Fund	Class A	47830.697	28.7544	TD Ameritrade Clearing Inc. FBO PO Box 2226 Omaha, NE 68103-2226
High Yield Strategy Fund	Class A	24114.556	14.4969	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
High Yield Strategy Fund	Class A	8896.166	5.3481	TD Ameritrade FBO/Wendell Lamar Cossey IRA TD Ameritrade Clearing, Custodian [Address Intentionally Omitted for Privacy Purposes]
High Yield Strategy Fund	Class C	4141.133	8.4671	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
High Yield Strategy Fund	Class C	3565.082	7.2893	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
High Yield Strategy Fund	Class C	5877.889	12.0181	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
High Yield Strategy Fund	Class C	4346.537	8.8871	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
High Yield Strategy Fund	Class C	7689.632	15.7225	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
High Yield Strategy Fund	Class C	10424.207	21.3138	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
High Yield Strategy Fund	Class H	562681.706	23.6065	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
High Yield Strategy Fund	Class H	392635.836	16.4724	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
High Yield Strategy Fund	Class H	144961.89	6.0816	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
High Yield Strategy Fund	Class H	984605.242	41.3076	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Internet Fund	Class A	1062.926	6.0381	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Internet Fund	Class A	4159.014	23.626	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Internet Fund	Class A	1244.722	7.0708	Raymond James/Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716
Internet Fund	Class A	3176.422	18.0442	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Internet Fund	Class A	1250.516	7.1037	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Internet Fund	Class A	1523.296	8.6533	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Internet Fund	Class C	2036.816	7.0771	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Internet Fund	Class C	4887.242	16.9813	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Internet Fund	Class C	15860.152	55.1081	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Internet Fund	Class C	2536.919	8.8148	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Internet Fund	Class H	822.26	10.5433	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Internet Fund	Class H	2325.749	29.8216	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Internet Fund	Class H	2995.086	38.4041	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Internet Fund	Investor Class	260660.413	72.6191	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Internet Fund	Investor Class	22699.498	6.324	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Internet Fund	Investor Class	19037.258	5.3037	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Internet Fund	Investor Class	26189.008	7.2961	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Inverse Emerging Markets 2x Strategy Fund	Class A	1155.435	90.5264	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse Emerging Markets 2x Strategy Fund	Class C	11.321	13.6135	William J. Toshner (ROTH) [Address Intentionally Omitted for Privacy Purposes]
Inverse Emerging Markets 2x Strategy Fund	Class C	71.839	86.3864	TD Ameritrade FBO/Kenna Newman [Address Intentionally Omitted for Privacy Purposes]
Inverse Emerging Markets 2x Strategy Fund	Class H	1210.419	14.8572	Robert J. Doran (RIRA) [Address Intentionally Omitted for Privacy Purposes]

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse Emerging Markets 2x Strategy Fund	Class H	1093.949	13.4276	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Emerging Markets 2x Strategy Fund	Class H	626.174	7.6859	Dhruvkumar V. Gunderia or Mita D. Gunderia [Address Intentionally Omitted for Privacy Purposes]
Inverse Emerging Markets 2x Strategy Fund	Class H	475.654	5.8384	E*TRADE Savings Bank FBO #98 PO Box 6503 Englewood, CO 80155-6503
Inverse Emerging Markets 2x Strategy Fund	Class H	727.978	8.9355	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse Emerging Markets 2x Strategy Fund	Class H	1194.05	14.6563	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Inverse Emerging Markets 2x Strategy Fund	Class H	587.985	7.2172	Equity Trust FBO Marilyn Ann Haqq [Address Intentionally Omitted for Privacy Purposes]
Inverse Government Long Bond Strategy Fund	Class A	17580.225	5.9257	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse Government Long Bond Strategy Fund	Class A	26788.007	9.0293	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Inverse Government Long Bond Strategy Fund	Class A	44249.309	14.915	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Government Long Bond Strategy Fund	Class A	41938.702	14.1361	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Inverse Government Long Bond Strategy Fund	Class A	91872.589	30.9672	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Inverse Government Long Bond Strategy Fund	Class C	45539.164	24.4442	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse Government Long Bond Strategy Fund	Class C	11464.449	6.1538	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse Government Long Bond Strategy Fund	Class C	12466.602	6.6917	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Government Long Bond Strategy Fund	Class C	68617.93	36.8322	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Inverse Government Long Bond Strategy Fund	Class C	27877.729	14.964	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Inverse Government Long Bond Strategy Fund	Class H	20267.383	19.1548	E*TRADE Savings Bank/FBO: 75 PO Box 6503 Englewood, CO 80112
Inverse Government Long Bond Strategy Fund	Class H	66773.385	63.1078	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse Government Long Bond Strategy Fund	Investor Class	135439.987	11.2854	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Inverse Government Long Bond Strategy Fund	Investor Class	172239.536	14.3517	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Government Long Bond Strategy Fund	Investor Class	519031.505	43.2479	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse Government Long Bond Strategy Fund	Investor Class	64002.003	5.3329	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Inverse High Yield Strategy Fund	Class A	604.386	12.1678	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse High Yield Strategy Fund	Class A	985.56	19.8419	Raymond James/Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716
Inverse High Yield Strategy Fund	Class A	291.638	5.8714	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse High Yield Strategy Fund	Class A	2569.732	51.7355	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse High Yield Strategy Fund	Class C	5303.11	72.8783	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse High Yield Strategy Fund	Class C	1645.007	22.6066	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Inverse High Yield Strategy Fund	Class H	132240.178	89.5777	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Inverse Mid-Cap Strategy Fund	Class A	688.766	12.3408	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Mid-Cap Strategy Fund	Class A	2072.149	37.1272	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Inverse Mid-Cap Strategy Fund	Class A	1682.188	30.1402	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse Mid-Cap Strategy Fund	Class A	960.799	17.2148	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Thomas E. McKnight [Address Intentionally Omitted for Privacy Purposes]
Inverse Mid-Cap Strategy Fund	Class C	1	99.6015	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Mid-Cap Strategy Fund	Class H	25286.687	63.5692	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Mid-Cap Strategy Fund	Class H	2249.146	5.6542	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse Mid-Cap Strategy Fund	Class H	2533.981	6.3702	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Inverse Mid-Cap Strategy Fund	Class H	2266.716	5.6983	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse Mid-Cap Strategy Fund	Class H	3308.859	8.3182	Mid Atlantic Trust Company FBO Smackover Family Practice Clin 401(k) 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222
Inverse NASDAQ-100® Strategy Fund	Class A	1521.931	23.7462	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse NASDAQ-100® Strategy Fund	Class A	577.171	9.0054	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse NASDAQ-100® Strategy Fund	Class A	1701.27	26.5444	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Inverse NASDAQ-100® Strategy Fund	Class A	352.125	5.4941	Raymond James/Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716
Inverse NASDAQ-100® Strategy Fund	Class A	980.527	15.2988	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse NASDAQ-100® Strategy Fund	Class C	747.398	20.514	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Inverse NASDAQ-100® Strategy Fund	Class C	893.199	24.5158	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Inverse NASDAQ-100® Strategy Fund	Class C	314.434	8.6303	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse NASDAQ-100® Strategy Fund	Class C	1354.304	37.1719	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Inverse NASDAQ-100® Strategy Fund	Class H	3442.806	11.654	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse NASDAQ-100® Strategy Fund	Class H	22511.856	76.2034	E*TRADE Savings Bank/FBO: 75 PO Box 6503 Englewood, CO 80112
Inverse NASDAQ-100® Strategy Fund	Investor Class	26050.101	17.4988	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse NASDAQ-100® Strategy Fund	Investor Class	19065.328	12.8069	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse NASDAQ-100® Strategy Fund	Investor Class	26093.548	17.528	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse NASDAQ-100® Strategy Fund	Investor Class	7801.14	5.2403	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Inverse NASDAQ-100® Strategy Fund	Investor Class	8459.156	5.6823	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Inverse NASDAQ-100® Strategy Fund	Investor Class	32185.941	21.6205	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Inverse Russell 2000® Strategy Fund	Class A	978.061	6.1711	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Inverse Russell 2000® Strategy Fund	Class A	4980.555	31.4249	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Inverse Russell 2000® Strategy Fund	Class A	2864.438	18.0732	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse Russell 2000® Strategy Fund	Class A	3158.253	19.9271	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse Russell 2000® Strategy Fund	Class A	1921.23	12.122	TD Ameritrade FBO/Lorraine Suzuki [Address Intentionally Omitted for Privacy Purposes]
Inverse Russell 2000® Strategy Fund	Class C	2417.292	9.8695	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Robert C. Irvine [Address Intentionally Omitted for Privacy Purposes]
Inverse Russell 2000® Strategy Fund	Class C	18148.838	74.0997	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Russell 2000® Strategy Fund	Class C	2425.29	9.9021	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse Russell 2000® Strategy Fund	Class H	67757.637	24.3311	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Russell 2000® Strategy Fund	Class H	49600.194	17.8109	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse Russell 2000® Strategy Fund	Class H	20189.831	7.2499	E*TRADE Savings Bank FBO: 75 PO Box 6503 Englewood, CO 80112
Inverse Russell 2000® Strategy Fund	Class H	76439.031	27.4485	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Inverse Russell 2000® Strategy Fund	Class H	15708.89	5.6409	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Inverse S&P 500® Strategy Fund	Class A	314481.486	84.4861	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Inverse S&P 500® Strategy Fund	Class H	19754.96	15.0795	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse S&P 500® Strategy Fund	Class H	98615.475	75.276	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Inverse S&P 500® Strategy Fund	Investor Class	145944.5	18.3824	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse S&P 500® Strategy Fund	Investor Class	350645.972	44.1655	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse S&P 500® Strategy Fund	Investor Class	54626.19	6.8804	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Inverse S&P 500® Strategy Fund	Class C	9900.148	23.3725	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse S&P 500® Strategy Fund	Class C	19065.822	45.0111	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Inverse S&P 500® Strategy Fund	Class C	3758.619	8.8734	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Japan 2x Strategy Fund	Class A	84.353	5.03	Judith C. Kleinberg Charitable Remain Unit Trust Judith C. Kazen TTEE Ivan J. Kaven TTEE [Address Intentionally Omitted for Privacy Purposes]
Japan 2x Strategy Fund	Class A	150.38	8.9673	James L. Ridderbush (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Japan 2x Strategy Fund	Class A	390.519	23.2872	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Japan 2x Strategy Fund	Class A	623.117	37.1574	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Japan 2x Strategy Fund	Class C	33.471	12.4754	Transsolutions Ret Plan/FBO Leong Ng Match Gloria Bender and Belinda Hargrove TTEES [Address Intentionally Omitted for Privacy Purposes]
Japan 2x Strategy Fund	Class C	15.142	5.6438	John Downing (ROTH) [Address Intentionally Omitted for Privacy Purposes]
Japan 2x Strategy Fund	Class C	32.837	12.2391	Charles Schwab & Co. Inc./Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122
Japan 2x Strategy Fund	Class C	112.57	41.9577	J.P. Morgan Securities LLC/FBO 4 Chase Metrotech Center Brooklyn, NY 11245-0001
Japan 2x Strategy Fund	Class C	48.226	17.975	TD Ameritrade FBO/Kwock Yee Hom Roth IRA TD Ameritrade Inc. Custodian [Address Intentionally Omitted for Privacy Purposes]
Japan 2x Strategy Fund	Class H	744.887	6.7539	Dean G. Sather or Nancy J. Deschane [Address Intentionally Omitted for Privacy Purposes]
Japan 2x Strategy Fund	Class H	611.874	5.5479	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Japan 2x Strategy Fund	Class H	1898.505	17.214	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Japan 2x Strategy Fund	Class H	1913.131	17.3466	FolioFN Investments Inc. 8180 Greensboro Drive, 8th Floor McLean, VA 22102
Japan 2x Strategy Fund	Class H	759.255	6.8842	Jay Lewis Wertman (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Japan 2x Strategy Fund	Class H	2674.866	24.2533	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Leisure Fund	Class A	2681.134	16.9216	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Leisure Fund	Class A	3713.969	23.4402	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Leisure Fund	Class A	2911.117	18.3731	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Leisure Fund	Class A	2,543.389	16.0522	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Leisure Fund	Class A	1088.663	6.8709	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Leisure Fund	Class C	859.701	8.2094	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Paul O. Dodge, Jr. [Address Intentionally Omitted for Privacy Purposes]
Leisure Fund	Class C	3383.787	32.3125	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Leisure Fund	Class C	1484.566	14.1764	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Leisure Fund	Class C	1605.405	15.3303	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Leisure Fund	Class C	681.621	6.5089	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Leisure Fund	Class C	665.762	6.3575	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Leisure Fund	Class C	590.177	5.6357	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Leisure Fund	Class H	5833.023	19.0089	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155
Leisure Fund	Class H	19920.309	64.9172	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Leisure Fund	Investor Class	25162.958	26.7501	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Leisure Fund	Investor Class	16131.334	17.1488	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Leisure Fund	Investor Class	16455.472	17.4934	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Leisure Fund	Investor Class	6712.922	7.1363	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Leisure Fund	Investor Class	5056.056	5.3749	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Long Short Equity Fund	Class A	47654.004	8.1492	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Long Short Equity Fund	Class A	55476.817	9.487	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Long Short Equity Fund	Class A	43411.12	7.4236	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Long Short Equity Fund	Class A	97590.143	16.6887	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Long Short Equity Fund	Class A	168646.97	28.8401	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Long Short Equity Fund	Class A	30373.496	5.1941	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Long Short Equity Fund	Class C	6789.562	9.8281	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Long Short Equity Fund	Class C	4151.626	6.0096	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Long Short Equity Fund	Class C	5397.951	7.8137	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Long Short Equity Fund	Class C	6331.109	9.1644	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Long Short Equity Fund	Class C	12825.679	18.5655	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Long Short Equity Fund	Class C	3805.849	5.509	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Long Short Equity Fund	Class C	13538.709	19.5977	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Long Short Equity Fund	Class C	5296.816	7.6673	TD Ameritrade FBO/James LaLonde & Patricia Elise Scallan LaLonde Community Prop. [Address Intentionally Omitted for Privacy Purposes]
Long Short Equity Fund	Class P	144504.357	26.3769	UMB Bank NA FBO Fiduciary For Tax Deferred Acct. One Security Place Topeka, KS 66636-0001

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Long Short Equity Fund	Class P	120701.254	22.032	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Long Short Equity Fund	Class P	53840.195	9.8276	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Long Short Equity Fund	Class P	30578.633	5.5816	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Long Short Equity Fund	Institutional Class	9072.174	7.7283	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Long Short Equity Fund	Institutional Class	17776.035	15.1429	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Long Short Equity Fund	Institutional Class	44091.364	37.5603	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Long Short Equity Fund	Institutional Class	19222.871	16.3754	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Long Short Equity Fund	Institutional Class	10272.975	8.7512	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Long Short Equity Fund	Institutional Class	7713.308	6.5707	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Managed Futures Strategy Fund	Class A	33168.041	8.2307	NFS LLC FEBO/Mutual Funds Fractional Write Off Account Attn: Frank Adinolfi 200 Liberty Street New York, NY 10281
Managed Futures Strategy Fund	Class A	94409.173	23.4278	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Managed Futures Strategy Fund	Class A	48607.878	12.0621	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Managed Futures Strategy Fund	Class A	52740.378	13.0876	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Managed Futures Strategy Fund	Class A	42543.609	10.5572	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Managed Futures Strategy Fund	Class A	25924.299	6.4331	Oppenheimer & Co. Inc. Custodian/FBO Susan M. Stocke ROTH IRA [Address Intentionally Omitted for Privacy Purposes]
Managed Futures Strategy Fund	Class C	11425.562	8.1829	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Managed Futures Strategy Fund	Class C	8554.408	6.1266	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Managed Futures Strategy Fund	Class C	26194.454	18.7604	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Managed Futures Strategy Fund	Class C	28016.82	20.0656	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Managed Futures Strategy Fund	Class C	12054.91	8.6337	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Managed Futures Strategy Fund	Class C	12931.19	9.2613	Raymond James/Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716
Managed Futures Strategy Fund	Class C	12712.668	9.1048	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Managed Futures Strategy Fund	Class P	158855.668	22.7935	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Managed Futures Strategy Fund	Class P	82467.984	11.8329	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Managed Futures Strategy Fund	Class P	90115.985	12.9303	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Managed Futures Strategy Fund	Class P	165123.066	23.6928	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Managed Futures Strategy Fund	Class P	39118.688	5.6129	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Managed Futures Strategy Fund	Institutional Class	30606.284	7.7353	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Managed Futures Strategy Fund	Institutional Class	93379.021	23.6003	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Managed Futures Strategy Fund	Institutional Class	53070.507	13.4128	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Managed Futures Strategy Fund	Institutional Class	81532.891	20.6063	Raymond James/Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716
Managed Futures Strategy Fund	Institutional Class	48584.371	12.279	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226
Managed Futures Strategy Fund	Institutional Class	31945.734	8.0738	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Mid-Cap 1.5x Strategy Fund	Class A	2328.651	8.5188	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Mid-Cap 1.5x Strategy Fund	Class A	1942.069	7.1046	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Mid-Cap 1.5x Strategy Fund	Class A	2468.651	9.031	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Mid-Cap 1.5x Strategy Fund	Class A	1985.309	7.2628	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Mid-Cap 1.5x Strategy Fund	Class A	2631.368	9.6262	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Mid-Cap 1.5x Strategy Fund	Class A	1896.004	6.9361	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Mid-Cap 1.5x Strategy Fund	Class A	3202.745	11.7165	Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482-1170
Mid-Cap 1.5x Strategy Fund	Class C	4472.059	9.8463	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Mid-Cap 1.5x Strategy Fund	Class C	36388.581	80.1184	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Mid-Cap 1.5x Strategy Fund	Class H	7621.76	7.2553	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Mid-Cap 1.5x Strategy Fund	Class H	10152.034	9.6639	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Mid-Cap 1.5x Strategy Fund	Class H	10506.429	10.0013	Luxor Investments LP Attn: Dr. Atef Eltoukhy GP 84 W. Santa Clara Treet, Suite 490 San Jose, CA 95113
Mid-Cap 1.5x Strategy Fund	Class H	41945.847	39.9293	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class A	1995.448	9.5158	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class A	4989.031	23.7915	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class A	8135.282	38.7953	E*TRADE Savings Bank/FBO #618 PO Box 6503 Englewood, CO 80155-6503
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class C	511.318	10.8178	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class C	890.909	18.8488	Vincent P. Quigley (IRA) [Address Intentionally Omitted for Privacy Purposes]
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class C	2375.01	50.2477	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class C	429.111	9.0786	Stockcross Financial Services/Barbara Braham Sanborn Rev. Tr. UAD Barbara Sanborn & Ranza Boggess TTEES [Address Intentionally Omitted for Privacy Purposes]
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class H	72391.708	7.0492	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class H	121289.836	11.8107	E*TRADE Savings Bank/FBO: 75 PO Box 6503 Englewood, CO 80112
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Class H	647847.188	63.0849	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226
Multi-Hedge Strategies Fund	Class A	9508.618	6.0261	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Multi-Hedge Strategies Fund	Class A	48950.227	31.0227	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Multi-Hedge Strategies Fund	Class A	12988.335	8.2315	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Multi-Hedge Strategies Fund	Class A	14962.358	9.4825	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Multi-Hedge Strategies Fund	Class A	8995.327	5.7008	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Multi-Hedge Strategies Fund	Class A	18380.805	11.649	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Multi-Hedge Strategies Fund	Class C	13565.338	18.156	Merrill Lynch, Pierce, Fenner & Smith, Inc./For the Sole Benefit of its Customers 4800 Deer Lake Drive E, 3rd Floor Jacksonville, FL 32246
Multi-Hedge Strategies Fund	Class C	6429.367	8.6051	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Multi-Hedge Strategies Fund	Class C	4590.449	6.1439	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Multi-Hedge Strategies Fund	Class C	5137.237	6.8757	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Multi-Hedge Strategies Fund	Class C	9187.046	12.296	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Multi-Hedge Strategies Fund	Class C	16179.117	21.6543	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Multi-Hedge Strategies Fund	Class P	34024.424	11.0489	UMB Bank NA FBO Fiduciary For Tax Deferred Acct. One Security Place Topeka, KS 66636-0001
Multi-Hedge Strategies Fund	Class P	103933.312	33.7507	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Multi-Hedge Strategies Fund	Class P	40054.541	13.007	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Multi-Hedge Strategies Fund	Class P	20786.85	6.7502	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Multi-Hedge Strategies Fund	Class P	52552.494	17.0656	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Multi-Hedge Strategies Fund	Class P	19439.894	6.3128	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Multi-Hedge Strategies Fund	Institutional Class	87800.614	8.9311	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Multi-Hedge Strategies Fund	Institutional Class	222313.621	22.6139	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Multi-Hedge Strategies Fund	Institutional Class	393542.421	40.0315	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Multi-Hedge Strategies Fund	Institutional Class	151161.751	15.3763	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226
NASDAQ-100® Fund	Class A	282245.976	18.6705	NFS LLC FEBO/Mutual Funds Fractional Write Off Account Attn: Frank Adinolfi 200 Liberty Street New York, NY 10281
NASDAQ-100® Fund	Class A	106924.791	7.073	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
NASDAQ-100® Fund	Class A	221753.409	14.6689	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
NASDAQ-100® Fund	Class A	296314.617	19.6012	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
NASDAQ-100® Fund	Class A	160617.582	10.6248	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
NASDAQ-100® Fund	Class C	460142.912	17.1395	NFS LLC FEBO/FMT Co Custodian IRA Rollover FBO Michael S. Wojcik [Address Intentionally Omitted for Privacy Purposes]
NASDAQ-100® Fund	Class C	199151.333	7.418	Donaldson Lufkin Jenrette/Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ -7303-9998
NASDAQ-100® Fund	Class C	254513.057	9.4801	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
NASDAQ-100® Fund	Class C	258060.582	9.6122	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
NASDAQ-100® Fund	Class C	785493.565	29.2582	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
NASDAQ-100® Fund	Class C	405962.213	15.1213	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
NASDAQ-100® Fund	Class H	64843.984	5.8934	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
NASDAQ-100® Fund	Class H	383381.792	34.8444	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
NASDAQ-100® Fund	Class H	206933.744	18.8075	E*TRADE Savings Bank/FBO: 75 PO Box 6503 Englewood, CO 80112
NASDAQ-100® Fund	Class H	274826.146	24.9781	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
NASDAQ-100® Fund	Investor Class	7343078.67	30.4746	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
NASDAQ-100® Fund	Investor Class	5489076.251	22.7803	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
NASDAQ-100® Fund	Investor Class	2068250.409	8.5834	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Nova Fund	Class A	25787.67	5.4775	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Nova Fund	Class A	24265.291	5.1541	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Nova Fund	Class A	250509.773	53.2103	Trust Company of America For Benefit of: Darlene Herrmann P.O. Box 6503 Englewood, CO 80155
Nova Fund	Class C	33041.76	54.9709	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Nova Fund	Class C	3103.904	5.1639	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Nova Fund	Class C	16009.043	26.6339	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Nova Fund	Class H	163579.064	29.7324	E*TRADE Savings Bank/FBO 60 PO Box 6503 Englewood, CO 80155
Nova Fund	Class H	357318.851	64.9468	TD Ameritrade Inc. for the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103-2226
Nova Fund	Investor Class	357065.048	13.1015	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Nova Fund	Investor Class	375041.733	13.7611	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Nova Fund	Investor Class	624048.083	22.8977	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Nova Fund	Investor Class	988818.012	36.282	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Precious Metals Fund	Class A	85297.282	15.509	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Precious Metals Fund	Class A	306297.336	55.6919	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Precious Metals Fund	Class A	54973.488	9.9954	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Precious Metals Fund	Class H	31664.815	14.1715	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Precious Metals Fund	Class H	19528.22	8.7398	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155
Precious Metals Fund	Class H	127689.383	57.1473	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Precious Metals Fund	Class H	17036.53	7.6246	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Precious Metals Fund	Class C	8841.651	9.1277	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Precious Metals Fund	Class C	27119.577	27.997	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Precious Metals Fund	Class C	12726.808	13.1386	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Precious Metals Fund	Class C	6825.302	7.0461	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Precious Metals Fund	Investor Class	305021.683	19.5091	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Precious Metals Fund	Investor Class	89310.32	5.7122	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155
Precious Metals Fund	Investor Class	323224.361	20.6733	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Precious Metals Fund	Investor Class	103354.957	6.6105	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Real Estate Fund	Class A	989.317	5.2658	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Real Estate Fund	Class A	1647.734	8.7704	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Real Estate Fund	Class A	5741.225	30.559	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Real Estate Fund	Class A	3001.093	15.974	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Real Estate Fund	Class C	9206.504	46.6395	Donaldson Lufkin Jenrette/Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ -7303-9998
Real Estate Fund	Class C	2828.243	14.3276	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Real Estate Fund	Class C	2066.546	10.4689	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Real Estate Fund	Class H	55514.626	14.368	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Real Estate Fund	Class H	29359.078	7.5985	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Real Estate Fund	Class H	222986.326	57.7122	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Retailing Fund	Class A	2532.846	7.5379	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Retailing Fund	Class A	2376.686	7.0731	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Retailing Fund	Class A	11253.3	33.4905	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Retailing Fund	Class A	7738.905	23.0315	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Retailing Fund	Class A	2157.502	6.4208	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Retailing Fund	Class C	3631.736	26.4283	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Retailing Fund	Class C	2715.254	19.759	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Retailing Fund	Class C	2473.943	18.003	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Retailing Fund	Class C	1701.242	12.38	Steven A. Rubin (RIRA) [Address Intentionally Omitted for Privacy Purposes]
Retailing Fund	Class C	1046.078	7.6123	TD Ameritrade FBO/Richard D. Atkins Rollover IRA [Address Intentionally Omitted for Privacy Purposes]

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Retailing Fund	Class H	1647.503	6.0476	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Retailing Fund	Class H	2440.595	8.9588	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Retailing Fund	Class H	20414.877	74.9383	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Retailing Fund	Investor Class	34064.011	14.047	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Retailing Fund	Investor Class	49625.49	20.4641	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Retailing Fund	Investor Class	85111.749	35.0976	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Retailing Fund	Investor Class	37806.357	15.5902	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Russell 2000® Fund	Class A	41813.747	10.16	Trust Co. of America/FBO 120 PO Box 6503 Englewood, CO 80155
Russell 2000® Fund	Class C	4623.066	6.3746	Donaldson Lufkin Jenrette/Securities Corporation Inc. P.O. Box 2052 Jersey City, NJ -7303-9998
Russell 2000® Fund	Class C	40296.18	55.5638	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Russell 2000® Fund	Class H	39348.455	12.792	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Russell 2000® Fund	Class H	99967.785	32.4992	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Russell 2000® Fund	Class H	27241.447	8.8561	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Russell 2000® Fund	Class H	90590.425	29.4507	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Russell 2000® 1.5x Strategy Fund	Class A	2791.846	9.1839	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Russell 2000® 1.5x Strategy Fund	Class A	5899.904	19.4081	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Russell 2000® 1.5x Strategy Fund	Class A	2075.9	6.8288	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Russell 2000® 1.5x Strategy Fund	Class A	2879.676	9.4729	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Russell 2000® 1.5x Strategy Fund	Class A	7799.537	25.6571	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Russell 2000® 1.5x Strategy Fund	Class A	6115.88	20.1186	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Russell 2000® 1.5x Strategy Fund	Class C	119.56	11.2985	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Russell 2000® 1.5x Strategy Fund	Class C	149.452	14.1233	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Russell 2000® 1.5x Strategy Fund	Class C	317.079	29.9642	Edward A. Cheesman (SEP) [Address Intentionally Omitted for Privacy Purposes]
Russell 2000® 1.5x Strategy Fund	Class C	240.452	22.7229	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Russell 2000® 1.5x Strategy Fund	Class C	136.373	12.8873	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Russell 2000® 1.5x Strategy Fund	Class C	56.808	5.3684	TD Ameritrade FBO/Angela Eve Vicari IRA TD Ameritrade Clearing Custodian [Address Intentionally Omitted for Privacy Purposes]
Russell 2000® 1.5x Strategy Fund	Class H	17084.888	18.0692	Leon B. Bastajian or Deanna A. Bastajian [Address Intentionally Omitted for Privacy Purposes]
Russell 2000® 1.5x Strategy Fund	Class H	13097.547	13.8521	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Russell 2000® 1.5x Strategy Fund	Class H	11122.601	11.7634	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Russell 2000® 1.5x Strategy Fund	Class H	26546.035	28.0754	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P 500® Fund	Class A	111772.811	14.7107	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P 500® Fund	Class A	46578.307	6.1303	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
S&P 500® Fund	Class A	408951.659	53.8232	Trust Company of America/FBO #75 PO Box 6503 Englewood, CO 80155-6503
S&P 500® Fund	Class C	51975.401	20.4267	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
S&P 500® Fund	Class C	51752.415	20.339	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P 500® Fund	Class C	45962.482	18.0635	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
S&P 500® Fund	Class C	32739.546	12.8668	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
S&P 500® Fund	Class C	17925.132	7.0447	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P 500® Fund	Class H	284268.44	12.6743	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P 500® Fund	Class H	175722.977	7.8347	Trust Co of America FBO 120 PO Box 6503 Englewood, CO 80155
S&P 500® Fund	Class H	446005.558	19.8854	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
S&P 500® Fund	Class H	133959.745	5.9726	Peter S. Proll (RIRA) [Address Intentionally Omitted for Privacy Purposes]
S&P 500® Fund	Class H	205122.194	9.1455	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
S&P 500® Fund	Class H	685827.801	30.5781	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P 500® Pure Growth Fund	Class A	16703.891	9.0618	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P 500® Pure Growth Fund	Class A	20635.368	11.1946	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
S&P 500® Pure Growth Fund	Class A	67826.566	36.7958	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P 500® Pure Growth Fund	Class A	14750.804	8.0022	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
S&P 500® Pure Growth Fund	Class C	29997.439	17.4965	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
S&P 500® Pure Growth Fund	Class C	19942.97	11.632	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P 500® Pure Growth Fund	Class C	65077.382	37.9574	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P 500® Pure Growth Fund	Class C	13727.474	8.0067	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
S&P 500® Pure Growth Fund	Class C	8641.885	5.0405	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
S&P 500® Pure Growth Fund	Class H	56083.398	6.25	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
S&P 500® Pure Growth Fund	Class H	86439.584	9.633	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P 500® Pure Growth Fund	Class H	122973.98	13.7044	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
S&P 500® Pure Growth Fund	Class H	419486.79	46.7485	E*TRADE Savings Bank FBO #65 PO Box 6503 Englewood, CO 80155-6503
S&P 500® Pure Growth Fund	Class H	75387.476	8.4013	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P 500® Pure Value Fund	Class A	4424.417	10.9778	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P 500® Pure Value Fund	Class A	5347.583	13.2683	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
S&P 500® Pure Value Fund	Class A	4659.109	11.5601	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P 500® Pure Value Fund	Class A	2335.311	5.7943	Edward D. Jones & Co./For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131-3729
S&P 500® Pure Value Fund	Class A	10007.395	24.8302	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
S&P 500® Pure Value Fund	Class A	6448.462	15.9998	Trust Company of America/FBO #443 PO Box 6503 Englewood, CO 80155-6503

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P 500® Pure Value Fund	Class C	7356.73	21.5215	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Paul O. Dodge, Jr. [Address Intentionally Omitted for Privacy Purposes]
S&P 500® Pure Value Fund	Class C	5575.51	16.3107	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P 500® Pure Value Fund	Class C	4796.301	14.0312	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P 500® Pure Value Fund	Class C	6465.459	18.9142	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
S&P 500® Pure Value Fund	Class C	2978.174	8.7124	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P 500® Pure Value Fund	Class H	335835.627	75.5892	Trust Co of America FBO 120 PO Box 6503 Englewood, CO 80155
S&P 500® Pure Value Fund	Class H	22696.098	5.1083	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P MidCap 400® Pure Growth Fund	Class A	16770.584	7.933	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
S&P MidCap 400® Pure Growth Fund	Class A	22989.723	10.8749	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P MidCap 400® Pure Growth Fund	Class A	49238.985	23.2917	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
S&P MidCap 400® Pure Growth Fund	Class A	25299.476	11.9675	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
S&P MidCap 400® Pure Growth Fund	Class A	38096.271	18.0208	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P MidCap 400® Pure Growth Fund	Class A	20578.819	9.7344	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P MidCap 400® Pure Growth Fund	Class C	91624.532	48.5047	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
S&P MidCap 400® Pure Growth Fund	Class C	11217.539	5.9384	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
S&P MidCap 400® Pure Growth Fund	Class C	28991.439	15.3476	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P MidCap 400® Pure Growth Fund	Class C	12948.422	6.8547	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
S&P MidCap 400® Pure Growth Fund	Class H	200751.781	25.8914	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P MidCap 400® Pure Growth Fund	Class H	333011.635	42.9492	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
S&P MidCap 400® Pure Growth Fund	Class H	61955.066	7.9904	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P MidCap 400® Pure Value Fund	Class A	4396.92	21.7419	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
S&P MidCap 400® Pure Value Fund	Class A	4469.968	22.1031	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P MidCap 400® Pure Value Fund	Class A	2529.593	12.5083	NFS LLC FEBO/Richard P. Kane TTEE Elizabeth J. Kane 2001 Rev. Trust [Address Intentionally Omitted for Privacy Purposes]
S&P MidCap 400® Pure Value Fund	Class A	1644.697	8.1327	TD Ameritrade FBO/Joseph E. Sabella & Pamela S. Sabella JT TEN [Address Intentionally Omitted for Privacy Purposes]
S&P MidCap 400® Pure Value Fund	Class C	15228.24	15228.24	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P MidCap 400® Pure Value Fund	Class C	2047.334	8.6627	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P MidCap 400® Pure Value Fund	Class H	34613.658	20.075	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P MidCap 400® Pure Value Fund	Class H	74056.091	42.9507	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
S&P MidCap 400® Pure Value Fund	Class H	29181.254	16.9244	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P SmallCap 600® Pure Growth Fund	Class A	2423.687	6.3328	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P SmallCap 600® Pure Growth Fund	Class A	5318.595	13.897	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P SmallCap 600® Pure Growth Fund	Class A	3956.345	10.3375	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
S&P SmallCap 600® Pure Growth Fund	Class A	4002.584	10.4583	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
S&P SmallCap 600® Pure Growth Fund	Class A	5338.576	13.9492	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P SmallCap 600® Pure Growth Fund	Class A	3217.125	8.406	NFS LLC FEBO/Richard P. Kane TTEE Elizabeth J. Kane 2001 Rev. Trust [Address Intentionally Omitted for Privacy Purposes]
S&P SmallCap 600® Pure Growth Fund	Class A	6621.347	17.3009	Trust Company of America/FBO #161 PO Box 6503 Englewood, CO 80155-6503
S&P SmallCap 600® Pure Growth Fund	Class C	4768.698	26.5405	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P SmallCap 600® Pure Growth Fund	Class C	2203.943	12.2662	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P SmallCap 600® Pure Growth Fund	Class C	3645.452	20.289	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P SmallCap 600® Pure Growth Fund	Class C	974.378	5.4229	Oppenheimer & Co. Inc. FBO/Patricia M. Hall [Address Intentionally Omitted for Privacy Purposes]
S&P SmallCap 600® Pure Growth Fund	Class H	13478.511	5.4753	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P SmallCap 600® Pure Growth Fund	Class H	53396.219	21.6909	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
S&P SmallCap 600® Pure Growth Fund	Class H	120775.07	49.0619	Trust Company of America Custodian FBO 25 PO Box 6503 Englewood, CO 80155-6053
S&P SmallCap 600® Pure Growth Fund	Class H	18456.132	7.4973	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P SmallCap 600® Pure Growth Fund	Class H	15317.376	6.2223	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P SmallCap 600® Pure Value Fund	Class A	5082.421	11.3114	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P SmallCap 600® Pure Value Fund	Class A	11156.395	24.8297	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
S&P SmallCap 600® Pure Value Fund	Class A	3299.475	7.3433	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
S&P SmallCap 600® Pure Value Fund	Class A	11072.936	24.6439	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P SmallCap 600® Pure Value Fund	Class A	6328.972	14.0857	Trust Company of America/FBO #648 PO Box 6503 Englewood, CO 80155-6503

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P SmallCap 600® Pure Value Fund	Class C	1762.203	7.1243	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
S&P SmallCap 600® Pure Value Fund	Class C	1790.893	7.2403	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P SmallCap 600® Pure Value Fund	Class C	13150.009	53.1638	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P SmallCap 600® Pure Value Fund	Class H	39230.357	21.2556	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
S&P SmallCap 600® Pure Value Fund	Class H	23535.033	12.7516	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P SmallCap 600® Pure Value Fund	Class H	16550.566	8.9673	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
S&P SmallCap 600® Pure Value Fund	Class H	40161.708	21.7602	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P SmallCap 600® Pure Value Fund	Class H	26601.953	14.4133	Mid Atlantic Trust Company FBO/Pere Marquette Emergency Physi 401(k) Profit Sharing Plan & Trust 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222
Strengthening Dollar 2x Strategy Fund	Class A	14652.794	47.3045	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Strengthening Dollar 2x Strategy Fund	Class A	8043.632	25.9677	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Strengthening Dollar 2x Strategy Fund	Class A	3520.373	11.365	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Strengthening Dollar 2x Strategy Fund	Class C	614.563	29.5863	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Strengthening Dollar 2x Strategy Fund	Class C	183.294	8.8241	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Strengthening Dollar 2x Strategy Fund	Class C	391.452	18.8453	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Strengthening Dollar 2x Strategy Fund	Class C	446.964	21.5177	NFS LLC FEBO/NFS FMTC SEP IRA FBO Paul V. Esposito [Address Intentionally Omitted for Privacy Purposes]
Strengthening Dollar 2x Strategy Fund	Class C	139.799	6.7302	TD Ameritrade FBO/Arthur Pham [Address Intentionally Omitted for Privacy Purposes]
Strengthening Dollar 2x Strategy Fund	Class C	183.467	8.8324	Director of Finance State of Hawaii/Unclaimed Property Branch PO Box 150 Honolulu, HI 96810-0150
Strengthening Dollar 2x Strategy Fund	Class H	18231.731	16.7829	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Strengthening Dollar 2x Strategy Fund	Class H	63373.14	58.3372	Trust Company of America FBO 120 PO Box 6503 Englewood, CO 80155
Strengthening Dollar 2x Strategy Fund	Class H	6452.224	5.9395	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Technology Fund	Class A	4695.131	7.2043	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Technology Fund	Class A	5565.842	8.5404	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Technology Fund	Class A	21703.532	33.3027	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Technology Fund	Class A	17009.051	26.0993	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Technology Fund	Class A	3332.664	5.1137	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Technology Fund	Class C	19075.981	37.3211	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Technology Fund	Class C	4379.012	8.5673	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Technology Fund	Class C	13141.188	25.71	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Technology Fund	Class C	6049.38	11.8352	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Technology Fund	Class C	2780.265	5.4394	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Technology Fund	Class H	11045.907	17.8002	E*TRADE Savings Bank FBO #65 PO Box 6503 Englewood, CO 80155-6503
Technology Fund	Class H	4913.702	7.9183	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Technology Fund	Class H	36499.873	58.8189	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Technology Fund	Investor Class	51640.956	8.2831	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Technology Fund	Investor Class	302754.143	48.5616	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Technology Fund	Investor Class	51973.721	8.3365	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Technology Fund	Investor Class	62851.279	10.0813	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Technology Fund	Investor Class	104643.081	16.7847	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Telecommunica-tions Fund	Class A	2338.8	16.7142	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Telecommunica-tions Fund	Class A	4147.794	29.6422	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Telecommunica-tions Fund	Class A	1430.227	10.2211	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Telecommunica-tions Fund	Class A	705.906	5.0447	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Telecommunica-tions Fund	Class A	3882.032	27.7429	Equity Trust Co. Custodian FBO Edward F. McCarthy PO Box 451249 Cleveland, OH 44145
Telecommunica-tions Fund	Class C	3460.506	78.9863	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Telecommunica-tions Fund	Class C	751.067	17.1431	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Telecommunica-tions Fund	Class H	624.378	9.0559	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Telecommunica-tions Fund	Class H	1467.741	21.2879	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Telecommunica-tions Fund	Class H	564.205	8.1831	E*TRADE Savings Bank FBO: 75 PO Box 6503 Englewood, CO 80112
Telecommunica-tions Fund	Class H	837.258	12.1435	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Telecommunica-tions Fund	Class H	2966.231	43.0219	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Telecommunica-tions Fund	Investor Class	29237.385	44.0585	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Telecommunica-tions Fund	Investor Class	9563.841	14.4119	Donaldson Lufkin Jenrette Pershing Division Attn: Mutual Funds, 7th Floor PO Box 2052 Jersey City, NJ 07303

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Telecommunica-tions Fund	Investor Class	9091.336	13.6999	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Telecommunica-tions Fund	Investor Class	8795.276	13.2538	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Transportation Fund	Class A	3251.294	5.5666	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Transportation Fund	Class A	4536.426	7.7669	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Transportation Fund	Class A	13236.332	22.6624	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Transportation Fund	Class A	3000.902	5.1379	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Transportation Fund	Class A	5497.806	9.413	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Transportation Fund	Class A	12132.266	20.7721	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Transportation Fund	Class A	10979.971	18.7992	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Transportation Fund	Class C	4255.102	12.5794	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Paul O. Dodge, Jr. [Address Intentionally Omitted for Privacy Purposes]
Transportation Fund	Class C	1958.372	5.7895	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402
Transportation Fund	Class C	2321.261	6.8623	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Transportation Fund	Class C	8048.953	23.7952	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Transportation Fund	Class C	1869.43	5.5266	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Transportation Fund	Class C	11820.729	34.9457	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Transportation Fund	Class H	705.982	7.6031	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Transportation Fund	Class H	615.524	6.6289	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Transportation Fund	Class H	2779.864	29.9381	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Transportation Fund	Class H	592.71	6.3832	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Transportation Fund	Class H	2641.408	28.447	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Transportation Fund	Class H	674.39	7.2629	TD Ameritrade Trust Company P.O. Box 17748 Denver, CO 80217-0748
Transportation Fund	Investor Class	10692.286	9.041	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Transportation Fund	Investor Class	45807.611	38.7335	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Transportation Fund	Investor Class	24235.904	20.4931	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Transportation Fund	Investor Class	14002.957	11.8404	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Transportation Fund	Investor Class	6364.535	5.3816	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Utilities Fund	Class A	21187.746	15.1158	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Utilities Fund	Class A	24156.629	17.2339	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Utilities Fund	Class A	7791.417	5.5585	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Utilities Fund	Class A	24849.433	17.7282	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Utilities Fund	Class C	9247.613	5.1441	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Paul O. Dodge, Jr. [Address Intentionally Omitted for Privacy Purposes]
Utilities Fund	Class C	42627.989	23.7123	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Utilities Fund	Class C	22419.108	12.4709	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Utilities Fund	Class C	15576.346	8.6645	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Utilities Fund	Class C	61860.308	34.4106	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07806-6761
Utilities Fund	Class C	16555.442	9.2091	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
Utilities Fund	Class H	4764.531	5.4736	Nationwide Trust Company FSB/C/O IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Utilities Fund	Class H	37463.461	43.039	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Utilities Fund	Class H	18988.057	21.8139	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Utilities Fund	Investor Class	186650.982	11.2227	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Utilities Fund	Investor Class	275568.162	16.569	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Utilities Fund	Investor Class	543574.058	32.6834	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Utilities Fund	Investor Class	330498.863	19.8718	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456
U.S. Government Money Market Fund	Money Market Class	45704948.43	11.5363	Trust Company of America/FBO 90 PO Box 6503 Englewood, CO 80155
U.S. Government Money Market Fund	Money Market Class	98173701.36	24.78	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Weakening Dollar 2x Strategy Fund	Class A	362.439	8.0035	NFS LLC FEBO/Mutual Funds Fractional Write Off Account Attn: Frank Adinolfi 200 Liberty Street New York, NY 10281
Weakening Dollar 2x Strategy Fund	Class A	1929.197	42.6012	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Weakening Dollar 2x Strategy Fund	Class A	360.85	7.9684	Marjorie J. White (IRA) [Address Intentionally Omitted for Privacy Purposes]
Weakening Dollar 2x Strategy Fund	Class A	235	5.1893	Raymond James/Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716
Weakening Dollar 2x Strategy Fund	Class A	511.073	11.2856	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Weakening Dollar 2x Strategy Fund	Class A	288.231	6.3648	TD Ameritrade FBO/Simon P. Maybury & Charlotte A. Maybury JT TEN [Address Intentionally Omitted for Privacy Purposes]
Weakening Dollar 2x Strategy Fund	Class C	381.02	82.8412	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Weakening Dollar 2x Strategy Fund	Class C	48.889	10.6294	TD Ameritrade FBO/Joseph Caffrey IRA Rollover TD Ameritrade Clearing Custodian [Address Intentionally Omitted for Privacy Purposes]
Weakening Dollar 2x Strategy Fund	Class H	5917.213	16.0409	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Weakening Dollar 2x Strategy Fund	Class H	11712.439	31.7511	Trust Company of America FBO 120 PO Box 6503 Englewood, CO 80155
Weakening Dollar 2x Strategy Fund	Class H	2663.039	7.2192	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Weakening Dollar 2x Strategy Fund	Class H	2573.401	6.9762	Ralph C. Newmann (ROTH) [Address Intentionally Omitted for Privacy Purposes]
Weakening Dollar 2x Strategy Fund	Class H	4872.883	13.2098	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
Rydex Dynamic Funds
Dow 2x Strategy Fund	Class A	10701.516	9.7269	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Dow 2x Strategy Fund	Class A	50224.998	45.651	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Dow 2x Strategy Fund	Class A	16679.747	15.1607	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Dow 2x Strategy Fund	Class C	3592.046	14.9716	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Dow 2x Strategy Fund	Class C	2610.78	10.8817	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Dow 2x Strategy Fund	Class C	5712.387	23.8092	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Dow 2x Strategy Fund	Class C	1242.911	5.1804	TD Ameritrade FBO/Stephen K C Lo & Charlotte Lo JT TEN [Address Intentionally Omitted for Privacy Purposes]
Dow 2x Strategy Fund	Class C	1621	6.7563	Oppenheimer & Co. Inc. FBO/Annette M. Nolan Intervivos Trust DTD Mark Nolan TTEE [Address Intentionally Omitted for Privacy Purposes]
Dow 2x Strategy Fund	Class C	1816.141	7.5696	TD Ameritrade FBO/Josh R. Cornish [Address Intentionally Omitted for Privacy Purposes]
Dow 2x Strategy Fund	Class H	48112.142	17.0791	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Dow 2x Strategy Fund	Class H	47363.581	16.8134	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Dow 2x Strategy Fund	Class H	37967.316	13.4779	Vicki Potaznik [Address Intentionally Omitted for Privacy Purposes]
Dow 2x Strategy Fund	Class H	41209.019	14.6286	TD Ameritrade FBO Matthew Clemens Rollover IRA TD Ameritrade Clearing Inc. Custodian [Address Intentionally Omitted for Privacy Purposes]
Inverse Dow 2x Strategy Fund	Class A	41650.565	53.502	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse Dow 2x Strategy Fund	Class A	28928.738	37.1603	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse Dow 2x Strategy Fund	Class C	27067.488	84.4042	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse Dow 2x Strategy Fund	Class H	66145.452	13.0242	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Dow 2x Strategy Fund	Class H	229746.028	45.2375	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse Dow 2x Strategy Fund	Class H	32007.518	6.3023	TD Ameritrade FBO Matthew Clemens Rollover IRA TD Ameritrade Clearing Inc. Custodian [Address Intentionally Omitted for Privacy Purposes]
Inverse NASDAQ-100® 2x Strategy Fund	Class A	5576.17	21.2046	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse NASDAQ-100® 2x Strategy Fund	Class A	2579.97	9.8109	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
Inverse NASDAQ-100® 2x Strategy Fund	Class A	16392.208	62.3352	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse NASDAQ-100® 2x Strategy Fund	Class C	1258.981	21.2526	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse NASDAQ-100® 2x Strategy Fund	Class C	2304.904	38.9087	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Inverse NASDAQ-100® 2x Strategy Fund	Class C	572.235	9.6598	Dolores Jansson Bernhardt (IRA) [Address Intentionally Omitted for Privacy Purposes]
Inverse NASDAQ-100® 2x Strategy Fund	Class C	1156.189	19.5174	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse NASDAQ-100® 2x Strategy Fund	Class H	43867.334	7.3375	TD Ameritrade FBO Bonnie-Sue Brown-Widell [Address Intentionally Omitted for Privacy Purposes]
Inverse NASDAQ-100® 2x Strategy Fund	Class H	52172.291	8.7266	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse NASDAQ-100® 2x Strategy Fund	Class H	61286.76	10.2512	Les Linet (Roth) [Address Intentionally Omitted for Privacy Purposes]
Inverse NASDAQ-100® 2x Strategy Fund	Class H	103338.298	17.285	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse Russell 2000® 2x Strategy Fund	Class A	201997.022	98.735	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse Russell 2000® 2x Strategy Fund	Class C	5591.785	62.9611	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Robert C. Irvine [Address Intentionally Omitted for Privacy Purposes]

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse Russell 2000® 2x Strategy Fund	Class C	504.149	5.6765	Dolores Jansson Bernhardt (IRA) [Address Intentionally Omitted for Privacy Purposes]
Inverse Russell 2000® 2x Strategy Fund	Class C	2348.983	26.4485	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Russell 2000® 2x Strategy Fund	Class H	18153.52	15.167	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse Russell 2000® 2x Strategy Fund	Class H	27202.048	22.727	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Inverse Russell 2000® 2x Strategy Fund	Class H	6211.395	5.1895	Cooper Family Foundation Attn: William Benson Bhaskar Manda [Address Intentionally Omitted for Privacy Purposes]
Inverse Russell 2000® 2x Strategy Fund	Class H	10314.418	8.6175	Citigroup USA, Inc. FBO General Welfare Group LLC FBO Patricia Meer 227 West Monroe Street, 3rd Floor Chicago, IL 60606
Inverse Russell 2000® 2x Strategy Fund	Class H	9913.198	8.2823	TD Ameritrade FBO Paul Kuhn * Berrin Kuhn JT TEN [Address Intentionally Omitted for Privacy Purposes]
Inverse S&P 500® 2x Strategy Fund	Class A	9935.132	16.957	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse S&P 500® 2x Strategy Fund	Class A	11694.164	19.9593	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse S&P 500® 2x Strategy Fund	Class A	5421.1	9.2526	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Inverse S&P 500® 2x Strategy Fund	Class C	4714.65	21.8907	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
Inverse S&P 500® 2x Strategy Fund	Class C	3202.215	14.8682	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Inverse S&P 500® 2x Strategy Fund	Class C	3974.016	18.4518	TD Ameritrade FBO/James Thomas McConville TR. FBO James Thomas McConville UA [Address Intentionally Omitted for Privacy Purposes]

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse S&P 500® 2x Strategy Fund	Class C	1498.843	6.9593	TD Ameritrade FBO/James Thomas McConville TR. FBO James Thomas McConville Irrevocable Gift Trust [Address Intentionally Omitted for Privacy Purposes]
Inverse S&P 500® 2x Strategy Fund	Class C	1196.329	5.5547	TD Ameritrade FBO/Michael H. Davis [Address Intentionally Omitted for Privacy Purposes]
Inverse S&P 500® 2x Strategy Fund	Class C	1700.243	7.8944	TD Ameritrade FBO/State Street Bank & Trust Company The Wildlife Conservation Society 401(k) FBO Todd John Comstock [Address Intentionally Omitted for Privacy Purposes]
Inverse S&P 500® 2x Strategy Fund	Class H	49579.214	10.1329	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Inverse S&P 500® 2x Strategy Fund	Class H	206480.825	42.2002	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
NASDAQ-100® 2x Strategy Fund	Class A	49842.486	22.2324	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310
NASDAQ-100® 2x Strategy Fund	Class A	21604.205	9.6366	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
NASDAQ-100® 2x Strategy Fund	Class A	11229.403	5.0089	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
NASDAQ-100® 2x Strategy Fund	Class A	21900.123	9.7686	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
NASDAQ-100® 2x Strategy Fund	Class A	37036.616	16.5203	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
NASDAQ-100® 2x Strategy Fund	Class C	17690.342	19.8933	NFS LLC FEBO/NFS/FMTC SEP IRA FBO James Hershey [Address Intentionally Omitted for Privacy Purposes]
NASDAQ-100® 2x Strategy Fund	Class C	7797.691	8.7687	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
NASDAQ-100® 2x Strategy Fund	Class C	10799.944	12.1448	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
NASDAQ-100® 2x Strategy Fund	Class C	11669.986	13.1232	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
NASDAQ-100® 2x Strategy Fund	Class C	4739.396	5.3295	Stephen H. Karshbaum [Address Intentionally Omitted for Privacy Purposes]
NASDAQ-100® 2x Strategy Fund	Class C	4504.701	5.0656	Raymond James/Omnibus for Mutual Funds House Account Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716
NASDAQ-100® 2x Strategy Fund	Class H	388436.211	16.0889	TD Ameritrade FBO Bonnie-Sue Brown-Widell [Address Intentionally Omitted for Privacy Purposes]
NASDAQ-100® 2x Strategy Fund	Class H	425739.182	17.634	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
NASDAQ-100® 2x Strategy Fund	Class H	395097.425	16.3648	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
NASDAQ-100® 2x Strategy Fund	Class H	218652.644	9.0565	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07086-6761
Russell 2000® 2x Strategy Fund	Class A	4269.893	19.4466	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
Russell 2000® 2x Strategy Fund	Class A	1757.101	8.0024	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Russell 2000® 2x Strategy Fund	Class A	3086.414	14.0566	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
Russell 2000® 2x Strategy Fund	Class A	2656.676	12.0995	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Russell 2000® 2x Strategy Fund	Class C	383.564	11.2117	NFS LLC FEBO/NFS/FMTC Rollover IRA FBO Robert C. Irvine [Address Intentionally Omitted for Privacy Purposes]
Russell 2000® 2x Strategy Fund	Class C	1361.494	39.797	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
Russell 2000® 2x Strategy Fund	Class C	175.964	5.1434	Allen N. Vickrey (IRA) [Address Intentionally Omitted for Privacy Purposes]
Russell 2000® 2x Strategy Fund	Class C	373.038	10.904	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
Russell 2000® 2x Strategy Fund	Class H	21106.841	13.4278	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
Russell 2000® 2x Strategy Fund	Class H	22981.479	14.6205	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310
Russell 2000® 2x Strategy Fund	Class H	43109.559	27.4257	Trust Company Of America FBO 25 PO Box 6503 Englewood, CO 80155-6053
Russell 2000® 2x Strategy Fund	Class H	17513.118	11.1416	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226
S&P 500® 2x Strategy Fund	Class A	14330.729	12.3795	NFS LLC FEBO/Mutual Funds Fractional Write Off Account Attn: Frank Adinolfi 200 Liberty Street New York, NY 10281
S&P 500® 2x Strategy Fund	Class A	8450.814	7.3001	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P 500® 2x Strategy Fund	Class A	8672.495	7.4916	Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1901
S&P 500® 2x Strategy Fund	Class A	13996.342	12.0906	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P 500® 2x Strategy Fund	Class A	13795.334	11.917	UBS Financial Services Inc. FBO/UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07086-6761
S&P 500® 2x Strategy Fund	Class A	6587.636	5.6906	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Funds Ops Manager 60 South Sixth Street – P08 Minneapolis, MN 55402-4400
S&P 500® 2x Strategy Fund	Class A	6273.103	5.4189	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091
S&P 500® 2x Strategy Fund	Class A	13495.35	11.6578	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002
S&P 500® 2x Strategy Fund	Class C	6095.662	5.5851	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998
S&P 500® 2x Strategy Fund	Class C	8042.788	7.3692	Special Custody Account For The Exclusive Benefit Of Customer Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103
S&P 500® 2x Strategy Fund	Class C	16794.341	15.3878	Robert E. Hillard (IRA) [Address Intentionally Omitted for Privacy Purposes]
S&P 500® 2x Strategy Fund	Class C	5672.15	5.1971	Oppenheimer & Co. Inc. FBO/George Skaff Elias Account [Address Intentionally Omitted for Privacy Purposes]
S&P 500® 2x Strategy Fund	Class H	121584.803	9.8398	TD Ameritrade FBO Bonnie-Sue Brown-Widell [Address Intentionally Omitted for Privacy Purposes]
S&P 500® 2x Strategy Fund	Class H	143505.7	11.6139	Schwab Special Custody Account – Reinvest for Benefit of Customers 211 Main Street San Francisco, CA 94105
S&P 500® 2x Strategy Fund	Class H	339192.958	27.4509	Trust Co Of America FBO 120 PO Box 6503 Englewood, CO 80155
S&P 500® 2x Strategy Fund	Class H	123535.365	9.9977	National Financial Services Corporation For Exclusive Benefit Of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P 500® 2x Strategy Fund	Class H	185135.062	14.983	Meg & Company C/C c/o Ameriserv Trust & Financial Services Company 216 Franklin Street Johnstown, PA 15901-1911
Rydex Variable Trust
Banking Fund	--	22031.078	48.2683	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Banking Fund	--	8485.176	18.5903	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Banking Fund	--	14015.955	30.7078	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Basic Materials Fund	--	42550.472	47.0373	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Basic Materials Fund	--	12199.984	13.4864	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Basic Materials Fund	--	25339.168	28.0111	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Basic Materials Fund	--	8438.359	9.3281	Principal Life Insurance Co Cust./FBO Principal Pivot Series Variable Annuity Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392
Biotechnology Fund	--	75224.025	30.9034	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Biotechnology Fund	--	54864.416	22.5393	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Biotechnology Fund	--	35046.189	14.3976	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Biotechnology Fund	--	71073.784	29.1984	Midland National Life Insurance Company 430 Westown Parkway West Des Moines, IA 50266
Commodities Strategy Fund	--	11339.924	28.3758	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Commodities Strategy Fund	--	18608.068	46.5628	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Commodities Strategy Fund	--	3088.753	7.7289	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Commodities Strategy Fund	--	6528.605	16.3364	Principal Life Insurance Co Cust./FBO Principal Pivot Series Variable Annuity Attn: Individual Life Accounting 711 High Street Des Moines, IA 50392
Consumer Products Fund	--	95218.773	35.2206	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Consumer Products Fund	--	139160.508	51.4743	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Consumer Products Fund	--	26983.143	9.9808	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Dow 2x Strategy Fund	--	73835.928	64.1926	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Dow 2x Strategy Fund	--	24849.03	21.6036	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Dow 2x Strategy Fund	--	15009.685	13.0493	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Electronics Fund	--	50821.925	64.3239	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Electronics Fund	--	19302.657	24.4308	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Electronics Fund	--	7411.004	9.3799	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Energy Fund	--	72799.906	56.1606	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Energy Fund	--	33160.63	25.5813	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Energy Fund	--	20612.185	15.901	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Energy Services Fund	--	55320.493	48.2206	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Energy Services Fund	--	25757.814	22.452	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Energy Services Fund	--	32314.7	28.1674	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Europe 1.25x Strategy Fund	--	14052.099	25.5174	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Europe 1.25x Strategy Fund	--	34817.85	63.2263	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Europe 1.25x Strategy Fund	--	6187.789	11.2365	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Financial Services Fund	--	66138.059	60.9587	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Financial Services Fund	--	22716.106	20.9372	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Financial Services Fund	--	15127.115	13.9425	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Internet Fund	--	52034.177	54.4851	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Internet Fund	--	15986.113	16.7391	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Internet Fund	--	24273.364	25.4167	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Inverse Dow 2x Strategy Fund	--	23675.586	65.4371	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Inverse Dow 2x Strategy Fund	--	7733.19	21.3738	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Inverse Dow 2x Strategy Fund	--	4771.768	13.1887	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Inverse Russell 2000® Strategy Fund	--	9238.954	70.7479	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Inverse Russell 2000® Strategy Fund	--	3428.191	26.2516	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Leisure Fund	--	30126.485	68.9539	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Leisure Fund	--	5911.265	13.5297	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Leisure Fund	--	6804.668	15.5746	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Global Managed Futures Strategy Fund	--	276023.571	32.9974	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Global Managed Futures Strategy Fund	--	204276.84	24.4204	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Global Managed Futures Strategy Fund	--	65319.246	7.8086	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Global Managed Futures Strategy Fund	--	169114.162	20.2168	AXA Equitable Life Insurance Company Separate Account 49 1290 Avenue of the Americas New York, NY 10104
Government Long Bond 1.2x Strategy Fund	--	715437.126	46.9246	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Government Long Bond 1.2x Strategy Fund	--	632739.133	41.5005	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Government Long Bond 1.2x Strategy Fund	--	91707.679	6.0149	Midland National Life Insurance Co./Attn: Variable Annuity Department PO Box 79907 West Des Moines, IA 50325-0907
Health Care Fund	--	147282.688	58.0817	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Health Care Fund	--	48882.239	19.2769	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Health Care Fund	--	47623.655	18.7806	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
High Yield Strategy Fund	--	5431.072	10.5001	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
High Yield Strategy Fund	--	7367.076	14.2431	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
High Yield Strategy Fund	--	26795.575	51.8052	Guggenheim Funds Distributors LLC 227 West Monroe Street, Suite 4800 Chicago, IL 60606
High Yield Strategy Fund	--	12129.955	23.4514	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Inverse Government Long Bond Strategy Fund	--	6663.978	21.0678	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Inverse Government Long Bond Strategy Fund	--	16958.69	53.614	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Inverse Government Long Bond Strategy Fund	--	5081.43	16.0646	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Inverse Mid-Cap Strategy Fund	--	3254.904	64.8856	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Inverse Mid-Cap Strategy Fund	--	1596.447	31.8247	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Inverse NASDAQ-100® Strategy Fund	--	6111.596	21.5908	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Inverse NASDAQ-100® Strategy Fund	--	10859.333	38.3635	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Inverse NASDAQ-100® Strategy Fund	--	8132.555	28.7304	Ameritas Life Insurance Corp./Separate Account LLVA Attn: Variable Trades 5900 O Street Lincoln, NE 68510
Inverse NASDAQ-100® Strategy Fund	--	2209.851	7.8068	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Inverse S&P 500® Strategy Fund	--	16729.291	36.5329	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Inverse S&P 500® Strategy Fund	--	13304.678	29.0543	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Inverse S&P 500® Strategy Fund	--	8028.675	17.5327	Ameritas Life Insurance Corp./Separate Account LLVA Attn: Variable Trades 5900 O Street Lincoln, NE 68510
Inverse S&P 500® Strategy Fund	--	6583.152	14.3761	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Japan 2x Strategy Fund	--	10327.508	46.9691	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Japan 2x Strategy Fund	--	5372.878	24.4356	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Japan 2x Strategy Fund	--	5579.53	25.3754	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Long Short Equity Fund	--	473712.365	21.7479	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Long Short Equity Fund	--	179425.185	8.2373	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Long Short Equity Fund	--	742438.478	34.0851	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Long Short Equity Fund	--	281798.771	12.9372	The Lincoln National Life Insurance Company 1300 South Clinton Street Fort Wayne, IN 46802
Mid-Cap 1.5x Strategy Fund	--	157738.232	54.9298	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Mid-Cap 1.5x Strategy Fund	--	62147.283	21.6418	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Mid-Cap 1.5x Strategy Fund	--	64172.951	22.3472	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Multi-Hedge Strategies Fund	--	857536.503	56.2436	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Multi-Hedge Strategies Fund	--	94906.389	6.2246	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Multi-Hedge Strategies Fund	--	94823.86	6.2192	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Multi-Hedge Strategies Fund	--	85233.195	5.5902	Midland National Life Insurance Company 4350 Westown Parkway West Des Moines, IA 50266
Multi-Hedge Strategies Fund	--	203883.982	13.3722	The Lincoln National Life Insurance Company 1300 South Clinton Street Fort Wayne, IN 46802
NASDAQ-100® Fund	--	452744.879	27.7914	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
NASDAQ-100® Fund	--	372368.456	22.8575	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
NASDAQ-100® Fund	--	85150.658	5.2269	Ameritas Life Insurance Corp./Separate Account LLVA Attn: Variable Trades 5900 O Street Lincoln, NE 68510
NASDAQ-100® Fund	--	122103.339	7.4952	GE Life and Annuity Insurance Co./Attn: Variable Accounting 6610 West Broad Street Richmond, VA 23230
NASDAQ-100® Fund	--	150867.229	9.2608	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
NASDAQ-100® Fund	--	197348.742	12.1141	Prudential Annuities Life Assurance Co./Attn: Separate Accounts Trade Confirms 213 Washington Street, Floor 7 Newark, NJ 07102
NASDAQ-100® 2x Strategy Fund	--	404331.821	34.2536	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
NASDAQ-100® 2x Strategy Fund	--	565192.185	47.8811	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
NASDAQ-100® 2x Strategy Fund	--	201590.847	17.078	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Nova Fund	--	72946.768	24.3068	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Nova Fund	--	165087.903	55.0095	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Nova Fund	--	20295.872	6.7628	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Precious Metals Fund	--	261254.791	38.0727	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Precious Metals Fund	--	196638.364	28.6561	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Precious Metals Fund	--	109251.466	15.9212	Ameritas Life Insurance Corp./Separate Account LLVA Attn: Variable Trades 5900 O Street Lincoln, NE 68510
Precious Metals Fund	--	111315.912	16.222	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Real Estate Fund	--	124052.31	33.4487	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Real Estate Fund	--	120166.636	32.401	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Real Estate Fund	--	120185.75	32.4062	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Retailing Fund	--	26638.238	53.5674	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Retailing Fund	--	8836.81	17.7701	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Retailing Fund	--	10971.904	22.0636	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Russell 2000® 1.5x Strategy Fund	--	39912.794	48.81	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Russell 2000® 1.5x Strategy Fund	--	12384.694	15.1454	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Russell 2000® 1.5x Strategy Fund	--	18584.134	22.7268	Ameritas Life Insurance Corp./Separate Account LLVA Attn: Variable Trades 5900 O Street Lincoln, NE 68510
Russell 2000® 1.5x Strategy Fund	--	10847.457	13.2655	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Russell 2000® 2x Strategy Fund	--	3426.624	37.7558	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Russell 2000® 2x Strategy Fund	--	5584.189	61.5287	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
S&P 500® 2x Strategy Fund	--	90680.455	58.1062	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P 500® 2x Strategy Fund	--	49769.834	31.8915	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
S&P 500® 2x Strategy Fund	--	13923.422	8.9218	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
S&P 500® Pure Growth Fund	--	471123.862	60.6413	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
S&P 500® Pure Growth Fund	--	115045.892	14.8082	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
S&P 500® Pure Growth Fund	--	100257.361	12.9047	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
S&P 500® Pure Growth Fund	--	79846.706	10.2775	Midland National Life Insurance Company 4350 Westown Parkway West Des Moines, IA 50266
S&P 500® Pure Value Fund	--	341421.858	62.0544	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
S&P 500® Pure Value Fund	--	60745.776	11.0407	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
S&P 500® Pure Value Fund	--	131412.301	23.8845	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
S&P MidCap 400® Pure Growth Fund	--	215790.298	57.1151	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
S&P MidCap 400® Pure Growth Fund	--	45942.761	12.16	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
S&P MidCap 400® Pure Growth Fund	--	65485.706	17.3326	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
S&P MidCap 400® Pure Growth Fund	--	45030.15	11.9185	Midland National Life Insurance Company 4350 Westown Parkway West Des Moines, IA 50266
S&P MidCap 400® Pure Value Fund	--	162639.328	72.2941	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
S&P MidCap 400® Pure Value Fund	--	28100.42	12.4908	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
S&P MidCap 400® Pure Value Fund	--	30319.676	13.4772	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
S&P SmallCap 600® Pure Growth Fund	--	123352.257	53.7753	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
S&P SmallCap 600® Pure Growth Fund	--	61345.524	26.7435	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
S&P SmallCap 600® Pure Growth Fund	--	35624.887	15.5306	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
S&P SmallCap 600® Pure Value Fund	--	61153.208	44.9052	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
S&P SmallCap 600® Pure Value Fund	--	47331.638	34.756	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
S&P SmallCap 600® Pure Value Fund	--	18961.443	13.9235	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
S&P SmallCap 600® Pure Value Fund	--	8736.334	6.4151	FSBL Variable Account A/Attn: Denise Machell – Finance One Security Benefit Place Topeka, KS 66636-001
Strengthening Dollar 2x Strategy Fund	--	27503.75	40.8264	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Strengthening Dollar 2x Strategy Fund	--	30292.964	44.9667	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Strengthening Dollar 2x Strategy Fund	--	9371.375	13.9108	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Technology Fund	--	98838.257	50.3447	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Technology Fund	--	53130.36	27.0627	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Technology Fund	--	34279.021	17.4605	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Telecommunica-tions Fund	--	13272.904	27.399	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Telecommunica-tions Fund	--	22518.705	46.4849	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Telecommunica-tions Fund	--	11747.136	24.2494	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Transportation Fund	--	36853.91	77.8802	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Transportation Fund	--	5025.292	10.6195	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Transportation Fund	--	4352.945	9.1987	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Utilities Fund	--	180726.099	25.831	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029

Fund	Share Class	Amount of Shares Owned	Percentage of the Class	Name and Address of Beneficial Owner
Utilities Fund	--	335237.323	47.9151	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Utilities Fund	--	175450.906	25.077	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
U.S. Government Money Market Fund	--	63781231.33	91.2785	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001
Weakening Dollar 2x Strategy Fund	--	4282.763	43.2173	Nationwide Insurance Company/NWVA4 c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029
Weakening Dollar 2x Strategy Fund	--	2449.486	24.7177	Jefferson National Life Insurance Co./Attn: Separate Account 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223
Weakening Dollar 2x Strategy Fund	--	3177.566	32.0648	Security Benefit Life Insurance Co./SBL Variable Annuity Account XIV One Security Benefit Place Topeka, KS 66636-0001

PROXY CARD SIGN , DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES 1. MAIL your signed and voted proxy back in YOU OWN. PLEASE CAST YOUR the postage paid envelope provided PROXY VOTE TODAY! 2. ONLINE at vote.proxyonline.com using your proxy control number found below . 3. By PHONE when you dial toll-free 1-888- 227-9349 to reach an automated touchtone voting line CONTROL NUMBER [RYDEX TRUST NAME] [RYDEX FUND NAME] PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 24, 2019 The undersigned hereby revokes all previous proxies for his/her shares of the Fund named above and appoints Amy J. Lee, Mark E. Mathiasen, and Michael P. Megaris, or any one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the special meeting of shareholders of Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust (collectively, the “Trusts”) to be held at the offices of Guggenheim Partners, LLC, located at 227 West Monroe Street, Chicago, Illinois 60606, on October 24, 2019, at 10:00 a.m. Central Time (with any postponements, adjournments or any other meeting called for voting on the below proposals, the “Meeting”) upon the matters set forth on the reverse side (the “Proposals”) and instructs them to vote upon any other matters that may properly be acted upon at the Meeting. Please refer to the Proxy Statement for a discussion of Proposal 1. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 24, 2019. These proxy materials are available at: http://www.proxyonline.com/docs/Rydex [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[FUND NAME] PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE _______________________________________________________________ COUNTED. SIGNATURE (AND TITLE IF APPLICABLE) DATE Please sign exactly as your name appears on this Proxy. If joint owners, EITHER, may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, _______________________________________________________________ please give your full title. SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Trusts’ Boards of Trustees, and Proposal 1 has been approved by the Boards of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as specified. If no specification is made, this proxy will be voted “FOR” Proposal 1. The proxy will be voted in accordance with the proxy holders’ judgment as to any other matters that may properly arise at the Meeting. THE BOARDS OF TRUSTEES OF THE TRUSTS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● 1. To elect the following ten nominees to the Board of Trustees of each Trust FOR WITHHOLD ALL ALL 1. Randall C. Barnes ○ ○ 2. Angela Brock-Kyle 3. Donald A. Chubb, Jr. FOR ALL EXCEPT: 4. Jerry B. Farley ○ 5. Roman Friedrich III 6. Thomas F. Lydon, Jr. (write in nominee name(s) 7. Ronald A. Nyberg above) 8. Sandra G. Sponem 9. Ronald E. Toupin, Jr. 10. Amy J. Lee 2. To transact such other business as may properly come before the Meeting. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]